As filed with the Securities and Exchange Commission on May 6, 2022

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment

(Check appropriate box or boxes)

Morgan Stanley Direct Lending Fund

(Exact Name of Registrant as Specified in Charter)

1585 Broadway

39th Floor

New York, NY 10036

(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(212) 761-4000

(Area Code and Telephone Number)

Jeffrey S. Levin

MS Capital Partners Adviser Inc.

1585 Broadway, 39thFloor

New York, NY 10036

(Name and Address of Agent for Service)

Copies to:

Thomas J. Friedmann

William J. Bielefeld

Matthew J. Carter

Jonathan Gaines

Dechert LLP

One International Place, 40th Floor

100 Oliver Street

Boston, MA 02110-2605

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not complete the exchange offer and issue these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED MAY 6, 2022

PRELIMINARY PROSPECTUS

Morgan Stanley Direct Lending Fund

Offer to Exchange

$425,000,000 aggregate principal amount of 4.500% Notes due 2027

For

$425,000,000 aggregate principal amount of 4.500% Notes due 2027 registered under the Securities Act of 1933, as amended

Morgan Stanley Direct Lending Fund (the “Company,” “we,” “us,” or “our”) is offering to exchange all of its outstanding 4.500% Notes due 2027 (the “Restricted Notes”) that were issued in a transaction not requiring registration under the Securities Act of 1933, as amended (the “1933 Act”), on February 11, 2022 for an equal aggregate principal amount of its new 4.500% Notes due 2027 (the “Exchange Notes”) that have been registered with the Securities and Exchange Commission (the “SEC”) under the 1933 Act. We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

If you participate in the exchange offer, you will receive Exchange Notes for your Restricted Notes that are validly tendered. The terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes.

MATERIAL TERMS OF THE EXCHANGE OFFER

The exchange offer expires at 5:00 p.m., New York City time, on       , 2022, unless extended.

We will exchange all Restricted Notes that are validly tendered and not withdrawn prior to the expiration of the exchange offer for Exchange Notes. You may withdraw tendered Restricted Notes at any time prior to the expiration of the exchange offer.

The only conditions to completing the exchange offer are that the exchange offer not violate any applicable law or applicable interpretation of the staff of the SEC and that no injunction, order or decree has been or is issued that would prohibit, prevent or materially impair our ability to complete the exchange offer.

We will not receive any cash proceeds from the exchange offer.

There is no active trading market for the Restricted Notes, and we do not intend to list the Exchange Notes on any securities exchange or to seek approval for quotations through any automated dealer quotation system.

Investing in the Exchange Notes involves risks. See “Risk Factors” beginning on page 14 of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of the Exchange Notes or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The date of this prospectus is             , 2022

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations. This prospectus is an offer to sell only the Exchange Notes offered hereby, but only under circumstances and in jurisdictions where it is lawful to do so. The information contained in this prospectus is current only as of its date.

This prospectus incorporates important business and financial information about us that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request at:

Investor Relations
Morgan Stanley Direct Lending Fund
1585 Broadway, 39th Floor

New York, NY 10036

(212) 761-4000

msdl@morganstanley.com

To obtain timely delivery, you must request information no later than five business days prior to the expiration of the exchange offer, which expiration is 5:00 p.m., New York City time, on        , 2022.

i

You should rely only on the information contained or incorporated by reference in this prospectus. We have not authorized anyone to provide you with different information. We are not making an offer of the Exchange Notes in any state or other jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. The accompanying letter of transmittal relating to the Exchange Offer states that, by so acknowledging and delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act. This prospectus, as it may be amended or supplemented from time to time, may be used by such broker-dealer in connection with resales or other transfers of Exchange Notes received in the exchange offer for Restricted Notes that were acquired by the broker-dealer as a result of market-making or other trading activities.

ii

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere or incorporated by reference in this prospectus. This summary may not contain all of the information that is important to you, and it is qualified in its entirety by the more detailed information and financial statements, including the notes to those financial statements, appearing elsewhere or incorporated by reference in this prospectus. Please see the sections titled “Where You Can Find More Information” and “Incorporation by Reference.” Before making an investment decision, we encourage you to consider the information contained in and incorporated by reference in this prospectus, including the risks discussed under the heading “Risk Factors” beginning on page 14 of this prospectus, as well as the “Risk Factors” section of the Company’s Annual Report on for the fiscal year ended December 31, 2021, and any updates to those risk factors contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission (the “SEC”), all of which we incorporate by reference herein other than as specified.

The Company

Morgan Stanley Direct Lending Fund (the “Company,” “we,” “us,” or “our”) is an externally managed, non-diversified, closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, for U.S. federal income tax purposes, we have elected to be treated, and intend to comply with requirements to qualify annually, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Company is externally managed by MS Capital Partners Adviser Inc. (the “Adviser”), an indirect, wholly owned and consolidated subsidiary of Morgan Stanley (NYSE: MS). MS Private Credit Administrative Services LLC, an indirect, wholly owned and consolidated subsidiary of Morgan Stanley provides certain administrative and other services necessary for the Company to operate pursuant to an administration agreement (the “Administration Agreement”). We are not a subsidiary of or consolidated with Morgan Stanley.

Our investment objective is to achieve attractive risk-adjusted returns via current income and, to a lesser extent, capital appreciation by investing primarily in directly originated senior secured term loans issued by U.S. middle-market companies backed by financial sponsors. For the purposes of this registration statement, “middle-market companies” refers to companies that, in general, generate annual earnings before interest, taxes, depreciation and amortization (“EBITDA”) in the range of approximately $15 million to $100 million, which we believe is a useful proxy for cash flow although not all of our portfolio companies will meet this criteria.

We invest primarily in directly originated senior secured term loans including first lien senior secured term loans (including unitranche loans) and second lien senior secured term loans, with the balance of our investments expected to be in higher-yielding assets such as mezzanine debt, unsecured debt, equity investments and other opportunistic asset purchases. Typical middle-market senior loans may be issued by middle-market companies in the context of leveraged buyouts (“LBOs”), acquisitions, debt refinancings, recapitalizations, and other similar transactions. We generally expect our debt investments to have a stated term of five to eight years and typically bear interest at a floating rate usually determined on the basis of a benchmark (historically, the London Inter-bank Offered Rate, or LIBOR, and prospectively alternative reference rates including the Secured Overnight Financing Rate, or SOFR).

We generate revenues primarily in the form of interest income from investments we hold. In addition, we generate income from dividends on any direct equity investments, capital gains on the sale of loans and debt and equity securities, and various other loan origination and other fees, including commitment, origination, amendment, structuring, syndication or due diligence fees, fees for providing managerial assistance and consulting fees.

The debt instruments in which we generally invest are typically not rated by any rating agency, but we believe that if they were rated, they would be below investment grade (rated lower than “Baa3” by Moody’s Investors Service, lower than “BBB—“ by Fitch Ratings or lower than “BBB—“ by Standard & Poor’s Ratings Services), which under the guidelines established by these rating entities is an indication of having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Debt instruments that are rated below investment grade are sometimes referred to as “high yield bonds” or “junk bonds.”

Our investment approach is focused on long-term credit performance, risk mitigation and preservation of principal. Utilizing our proprietary investment approach, we intend to execute on our investment objective by (1) drawing upon the Adviser’s and the Firm’s longstanding and deep relationships with middle-market companies, financial sponsors, commercial and investment banks, industry executives and financial intermediaries to provide a strong pipeline of investment opportunities, (2) implementing the Adviser’s rigorous, fundamentals-driven and disciplined investment and risk management process, (3) drawing on the investment committee’s extensive experience in credit and principal investing, credit analysis and structuring, and (4) accessing Morgan Stanley’s global resources.

By leveraging the established origination and underwriting capabilities within the MS Private Credit platform and targeting an attractive investing area in the U.S. middle-market, we believe we will be able to offer attractive risk-adjusted returns to our investors. Despite the effects of the ongoing Coronavirus pandemic, we believe the middle-market direct lending market environment continues to be attractive. We remain highly focused on conducting extensive due diligence and leveraging the Morgan Stanley platform. We continue to seek to invest in companies that are led by strong management teams, generate substantial free cash flow, have leading market positions, benefit from sustainable business models, and are well positioned to perform well despite the impact of the Coronavirus pandemic. We believe the current market environment offers opportunities to seek compelling risk adjusted returns. Our investment pace will depend on several factors including the market environment, deal flow, and the impact of Coronavirus.

The effect on the U.S. and global economy of the ongoing Coronavirus pandemic, uncertainty relating to new variants of the Coronavirus that have emerged in the United States and globally, vaccine hesitancy and efficacy, the length of economic recovery, government policies and actions taken or to be taken in response to the pandemic have created stress on the market and could affect our portfolio companies. In addition, government spending and disruptions in supply chains in the United States and elsewhere in response to the Coronavirus pandemic and otherwise, in conjunction with other factors, including those described above, have led and could continue to lead to inflationary economic environments that could affect our portfolio companies, our financial condition and our results of operations. We will continue to monitor the evolving situation relating to the Coronavirus pandemic and guidance from U.S. and international authorities, including federal, state and local public health authorities. In these circumstances, there may be developments outside our control requiring us to adjust our plan of operation. As such, given the dynamic nature of this situation, we cannot reasonably estimate the impacts of Coronavirus on our financial condition, results of operations or cash flows in the future. Despite these factors, we believe we and our portfolio are well positioned to manage the current environment, and we and our Adviser continue to be fully operational. See “Item 1A. Risk Factors—General Risk Factors—Terrorist attacks, acts of war, natural disasters, outbreaks or pandemics, such as the Coronavirus pandemic, may impact our portfolio companies and our Adviser and harm our business, operating results and financial condition” in our most recent Annual Report on Form 10-K.

On December 23, 2019, we completed our initial closing (“Initial Closing”) of capital commitments to purchase shares of our common stock, par value $0.001 per share (the “Common Stock”), in a private placement pursuant to subscription agreements with investors. Since our Initial Closing, we held additional closings and received aggregate capital commitments to purchase the Common Stock. As of December 31, 2021, total capital commitments were approximately $1,585.8 million.

We may draw down capital commitments to make investments at any time through December 23, 2022, the third anniversary of the Initial Closing, subject to extension for up to an additional one-year period pursuant to the Adviser’s recommendation with the approval of our board of directors (“Board of Directors”) (such period, including any extensions, the “Investment Period”). After the end of the Investment Period, we may draw down remaining capital commitments, if any, to the extent necessary to: (a) pay our expenses, including management fees, any amounts that may become due under any borrowings or other financings or similar obligations, any indemnity obligations and any other liabilities, contingent or otherwise, and/or (b) complete investments or obligations (including guarantees) in any transactions for which we have entered into a letter of intent, memorandum of understanding, written bid letter, written agreement in principle, or binding written agreement as of the end of the Investment Period (including investments that are funded in phases).

We may pursue a “Liquidity Event,” which is defined as any of: (1) an Exchange Listing (as defined below) or (2) a Sale Transaction. A “Sale Transaction” means (a) the sale of all or substantially all of our assets to, or other liquidity event with, another entity or (b) a transaction or series of transactions, including by way of merger, consolidation, recapitalization, reorganization, or sale of stock in each case for consideration of either cash and/or publicly listed securities of the acquirer.

The Company’s term is perpetual. Subject to market conditions and approval of our Board of Directors, we will target a quotation or listing of our Common Stock on a national securities exchange, including an initial public offering (an “Exchange Listing”), within four years from the Initial Closing. However, if the Company has not consummated a Liquidity Event by the sixth anniversary from Initial Closing, as may be extended by up to an additional one-year period pursuant to the Adviser’s recommendation with the approval of our Board of Directors (see “Management” below), the Board of Directors (subject to market conditions and any necessary approvals of our stockholders and applicable requirements of the 1940 Act) will use its commercially reasonable efforts to wind down, sell and/or liquidate and dissolve the Company in an orderly manner. The Restricted Notes and the Exchange Notes will mature more than one year after the sixth anniversary of our Initial Closing.

Summary of the Terms of the Exchange Offer

The following summary contains basic information about the exchange offer. It does not contain all the information that may be important to you. For a more complete description of the exchange offer, you should read the discussion under the heading “The Exchange Offer.”

Exchange Notes	$425,000,000 aggregate principal amount of 4.500% Notes due 2027 (the “Exchange Notes”).

The terms of our Exchange Notes that have been registered with the SEC under the Securities Act of 1933, as amended (the “1933 Act”) are substantially identical to those of our outstanding 4.500% Notes due 2027 (the “Restricted Notes”) that were issued in transactions not requiring registration under the 1933 Act on February 11, 2022, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes. See “Description of the Exchange Notes.”

We refer to the Restricted Notes and the Exchange Notes collectively as the “Notes.”

Restricted Notes	$425,000,000 aggregate principal amount of 4.500% Notes due 2027, which were issued in a private placement on February 11, 2022.

The Exchange Offer

In the exchange offer, we will exchange the Restricted Notes for a like principal amount of the Exchange Notes to satisfy certain of our obligations under the applicable registration rights agreement that we entered into when the Restricted Notes were issued in reliance upon exemptions from registration under the 1933 Act.

In order to be exchanged, an outstanding Restricted Note must be validly tendered and accepted. We will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on            , 2022. Holders may tender some or all of their Restricted Notes pursuant to the exchange offer. However, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000.

We will issue Exchange Notes promptly after the expiration of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Registration Rights Agreements

In connection with the private placement of the Restricted Notes, we entered into a registration rights agreement with SMBC Nikko Securities America, Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and Truist Securities, Inc., as representatives of the several initial purchasers.

4

Under the registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•                  file a registration statement (the “Exchange Offer Registration Statement”) with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•                  cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•                  cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

The registration statement of which this prospectus forms a part constitutes an Exchange Offer Registration Statement for purposes of the registration rights agreements.

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If we fail to meet certain conditions described in the applicable registration rights agreement (“Registration Default”), the interest rate borne by the Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to the subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum (the “Additional Interest”). Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

5

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

A copy of the registration rights agreement is incorporated by reference as an exhibit to the registration statement of which this prospectus forms a part. See “The Exchange Offer—Purpose and Effect of the Exchange Offer.”

Resales of Exchange Notes

We believe that the Exchange Notes received in the exchange offer may be resold or otherwise transferred by you without compliance with the registration and prospectus delivery requirements of the 1933 Act (subject to the limitations described below). This, however, is based on your representations to us that:

(1)         you are acquiring the Exchange Notes in the ordinary course of your business;

(2)         you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

(3)         you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

(4)         you are not our “affiliate,” as that term is defined in Rule 405 under the 1933 Act;

(5)         you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

(6)         you are not acting on behalf of any person that could not truthfully make these representations.

Our belief is based on interpretations by the staff of the SEC, as set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993). We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you cannot make the representations described above:

•                  you cannot rely on the applicable interpretations of the staff of the SEC;

•                  you may not participate in the exchange offer; and

•                  you must, in the absence of an exemption therefrom, comply with the registration and prospectus delivery requirements of

6

the 1933 Act in connection with any resale or other transfer of your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

Expiration Date

The exchange offer will expire at 5:00 p.m., New York City time, on         , 2022, unless we decide to extend the exchange offer. We do not currently intend to extend the exchange offer, although we reserve the right to do so.

Conditions to the Exchange Offer

The exchange offer is subject to customary conditions, including that it does not violate any applicable law or any applicable interpretation of the staff of the SEC. The exchange offer is not conditioned upon any minimum principal amount of Restricted Notes being tendered for exchange. See “The Exchange Offer—Conditions.”

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities in fully registered form without coupons. Beneficial interests in the Restricted Notes are held by direct or indirect participants in The Depository Trust Company (“DTC”) through certificateless depositary interests and are shown on, and transfers of the Restricted Notes can be made only through, records maintained in book-entry form by DTC with respect to its participants.

Accordingly, if you wish to exchange your Restricted Notes for Exchange Notes pursuant to the exchange offer, you must transmit to U.S. Bank Trust Company, National Association, our exchange agent, prior to the expiration of the exchange offer, a computer-generated message transmitted through DTC’s Automated Tender Offer Program, which we refer to as “ATOP,” system and received by the exchange agent and forming a part of a confirmation of book-entry transfer in which you acknowledge and agree to be bound by the terms of the letter of transmittal (“Letter of Transmittal”). See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Procedures for Beneficial Owners

If you are the beneficial owner of Restricted Notes that are held in the name of a broker, dealer, commercial bank, trust company or other nominee, and you wish to tender your Restricted Notes in the exchange offer, you should promptly contact the person in whose name your Restricted Notes are held and instruct that person to tender on your behalf. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Acceptance of Restricted Notes and Delivery of Exchange Notes

Except under the circumstances summarized above under “—Conditions to the Exchange Offer,” we will accept for exchange any and all Restricted Notes that are validly tendered (and not withdrawn) in the exchange offer prior to 5:00 p.m., New York

7

City time, on the expiration date of the exchange offer. The Exchange Notes to be issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants promptly following completion of the exchange offer. See “The Exchange Offer—Terms of the Exchange Offer.”

Withdrawal Rights; Non-Acceptance

You may withdraw any tender of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer by following the procedures described in this prospectus and the letter of transmittal. Any Restricted Notes that have been tendered for exchange but are withdrawn or otherwise not exchanged for any reason will be returned by credit to the accounts at DTC of the applicable DTC participants, without cost to you, promptly after withdrawal of such Restricted Notes or expiration or termination of the exchange offer, as the case may be. See “The Exchange Offer—Withdrawal Rights.”

No Appraisal or Dissenters’ Rights	Holders of the Restricted Notes do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Exchange Agent

U.S. Bank Trust Company, National Association, the trustee (the “Trustee”) under the Indenture (defined below) governing the Notes, is serving as the exchange agent in connection with the exchange offer.

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•                  you will retain Restricted Notes that are not registered under the 1933 Act and that will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•                  you will not be able, except in very limited instances, to require us to register your Restricted Notes under the 1933 Act;

•                  you will not be able to resell or transfer your Restricted Notes unless they are registered under the 1933 Act or unless you resell or transfer them pursuant to an exemption from registration under the 1933 Act; and

•                  the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Certain Material U.S. Federal Income Tax Considerations

Your exchange of Restricted Notes for Exchange Notes in the exchange offer will not result in any gain or loss to you for United States federal income tax purposes. See “Certain Material U.S. Federal Income Tax Considerations.”

8

Summary of the Terms of the Exchange Notes

The summary below describes the principal terms of the Exchange Notes. Certain of the terms described below are subject to important limitations and exceptions. The “Description of Exchange Notes” section of this prospectus contains a more detailed description of the terms of the Exchange Notes.

Issuer	Morgan Stanley Direct Lending Fund

Notes Offered	$425,000,000 aggregate principal amount of 4.500% Notes due 2027.

Interest Rate	4.500% of the aggregate principal amount of the Notes

Maturity Date	The Exchange Notes will mature on February 11, 2027.

Interest Payment Dates

Semiannually, each February 11 and August 11, commencing August 11, 2022. If an interest payment date falls on a non-business day, the applicable interest payment will be made on the next business day and no additional interest will accrue as a result of such delayed payment.

Ranking

The Exchange Notes will be our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Exchange Notes. The Exchange Notes will rank equally in right of payment with all of our existing and future senior liabilities that are not so subordinated, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness, and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities.

As of December 31, 2021, our total consolidated indebtedness was approximately $1.2 billion, all of which was secured by our assets or the undrawn capital commitments of our investors. The Notes are not obligations of, nor are they guaranteed by, Morgan Stanley. We are not a subsidiary of or consolidated with Morgan Stanley.

Denomination	We will issue the Notes in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

Optional Redemption

We may redeem some or all of the Notes, in whole or in part, at any time, or from time to time, at the “make-whole” redemption price described in “Description of the Exchange Notes — Optional Redemption” in this prospectus.

Prior to January 11, 2027 (one month prior to their maturity date), we may redeem some or all of the Notes, in whole or in part, at any time, or from time to time, at the “make-whole” redemption price described in “Description of the Exchange Notes — Optional Redemption” in this prospectus. Commencing on January 11, 2027 (one month prior to their maturity date), we may redeem the Notes, in whole or in part, from time to time, at a redemption price equal

9

to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest to the redemption date.

Sinking Fund

The Exchange Notes will not be subject to any sinking fund (i.e., no amounts will be set aside by us to ensure repayment of the Notes at maturity). As a result, our ability to repay the Notes at maturity will depend on our financial condition on the date that we are required to repay the Exchange Notes.

Offer to Purchase upon a Change of Control Repurchase

If a Change of Control Repurchase Event described under “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” occurs prior to maturity, holder of the Exchange Notes will have the right, at their option, to require us to repurchase for cash some or all of the Notes at a repurchase price equal to 100% of the principal amount of the Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event.”

Use of Proceeds

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

Form of Notes

The Exchange Notes will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, DTC, and registered in the name of Cede & Co., as nominee of DTC. Beneficial interests in any of the Exchange Notes will be shown on, and transfers will be effected only through, records maintained by DTC or its nominee, and any such interest may not be exchanged for certificated securities, except in limited circumstances described below. See “Description of Exchange Notes—Book-Entry Procedures for Global Notes.”

Trustee, Paying Agent and Security Registrar	U.S. Bank Trust Company, National Association

Events of Default

If an event of default (as described under the caption “Description of the Exchange Notes—Events of Default”) on the Exchange Notes occurs, the principal amount of the Exchange Notes, plus accrued and unpaid interest, may be declared immediately due and payable, subject to conditions set forth in the indenture. These amounts automatically become due and payable in the case of certain types of bankruptcy or insolvency events involving us.

Other Covenants	The following covenants will apply to the Exchange Notes:

10

•                  We agree that for the period of time during which the Exchange Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•                  If at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, to file any periodic reports with the SEC, we agree to furnish to holders of the Exchange Notes and the trustee, for the period of time during which the Exchange Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with United States generally accepted accounting principles, or U.S. GAAP, as applicable.

No Established Trading Market

The Exchange Notes are a new issue of securities with no established trading market. The Exchange Notes will not be listed on any securities exchange or quoted on any automated dealer quotation system, and neither the initial purchasers nor Morgan Stanley, is required to develop such market. Accordingly, we cannot assure you that an active and liquid market for the Exchange Notes will develop or be maintained.

Governing Law	The Indenture and the Restricted Notes are, and the Exchange Notes will be, governed by the laws of the State of New York without regard to conflict of laws principles thereof.

Risk Factors

You should refer to the section entitled “Risk Factors” and other information included or incorporated by reference in this prospectus for an explanation of certain risks of investing in the Exchange Notes. See “Risk Factors.”

11

RISK FACTORS

In addition to the other information included in this prospectus, you should carefully consider the risks described under “Cautionary Statement Regarding Forward-Looking Statements” and under “Risk Factors” set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and any updates to those risks contained in the Company’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC, all of which are incorporated by reference in this prospectus, other than as specified, and the following risks before investing in the Exchange Notes. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. Each of the risk factors could materially and adversely affect our business, financial condition and results of operations. In such case, our net asset value and the value of our debt securities may decline, and investors may lose all or part of their investment.

Risks Related to the Exchange Notes

The Exchange Notes are unsecured and therefore are effectively subordinated to any secured indebtedness we may incur. Additionally, the Exchange Notes are not guaranteed by Morgan Stanley.

The Exchange Notes are not secured by any of our assets or any of the assets of our subsidiaries. As a result, the Exchange Notes are effectively subordinated to any secured indebtedness we or our subsidiaries have outstanding as of the date of this prospectus or that we or our subsidiaries may incur in the future (or any indebtedness that is initially unsecured in respect of which we subsequently grant security) to the extent of the value of the assets securing such indebtedness. In any liquidation, dissolution, bankruptcy or other similar proceeding, the holders of any of our existing or future secured indebtedness and the secured indebtedness of our subsidiaries may assert rights against the assets pledged to secure that indebtedness in order to receive full payment of their indebtedness before the assets may be used to pay other creditors, including the holders of the Exchange Notes. As of December 31, 2021, our total consolidated indebtedness was approximately $1.2 billion, all of which was secured by our assets or the undrawn capital commitments of our investors. The Notes are not obligations of Morgan Stanley nor are they guaranteed by Morgan Stanley and Morgan Stanley has no obligation to pay any amounts due on the Notes. The Company is not a subsidiary of or consolidated with Morgan Stanley. Furthermore, Morgan Stanley has no obligation, contractual or otherwise, to financially support us beyond the aggregate capital commitment of $200 million to purchase shares of our Common Stock pursuant to a subscription agreement entered into by MS Credit Partners Holdings Inc., an indirect wholly owned subsidiary of Morgan Stanley and an affiliate of our Adviser. Morgan Stanley has no history of financially supporting any of the business development companies advised by affiliates of Morgan Stanley, including the Company, even during periods of financial distress.

The Exchange Notes are subordinated structurally to the indebtedness and other liabilities of our subsidiaries.

The Exchange Notes are obligations exclusively of the Company and not of any of our subsidiaries. None of our subsidiaries is a guarantor of the Exchange Notes and the Exchange Notes are not required to be guaranteed by any subsidiaries we may acquire or create in the future. As of December 31, 2021, approximately $939.5 million of the indebtedness required to be consolidated on our balance sheet was held through subsidiary financing vehicles and/or secured by assets of the Company and its subsidiaries. Except to the extent we are a creditor with recognized claims against our subsidiaries, all claims of creditors, including trade creditors, and holders of preferred stock, if any, of our subsidiaries will have priority over our claims (and therefore the claims of our creditors, including holders of the Exchange Notes) with respect to the assets of such subsidiaries. Even if we were recognized as a creditor of one or more of our subsidiaries, our claims would still be effectively subordinated to any security interests in the assets of any such subsidiary and to any indebtedness or other liabilities of any such subsidiary senior to our claims. Consequently, the Exchange Notes are subordinated structurally to all indebtedness and other liabilities of any of our subsidiaries and any subsidiaries that we may in the future acquire or establish as financing vehicles or otherwise. All of the existing indebtedness of our subsidiaries is structurally senior to the Exchange Notes. In addition, our subsidiaries may incur substantial additional indebtedness in the future, all of which would be structurally senior to the Exchange Notes.

A downgrade, suspension or withdrawal of the credit rating assigned by a rating agency to us or the Exchange Notes, if any, could cause the liquidity or market value of the Exchange Notes to decline significantly.

Our credit ratings are an internal assessment by rating agencies of our ability to pay our debts when due. Consequently, real or anticipated changes in our credit ratings will generally affect the market value of the Exchange Notes or other debt securities we may issue. Our credit ratings, however, may not reflect the potential impact of risks related to market conditions generally or other factors discussed above on the market value of or trading market of our debt securities, if any. These credit ratings may not reflect the potential impact of risks relating to the structure or marketing of the Exchange Notes or an investment in other debt securities we may issue. Credit ratings are not a recommendation to buy, sell or hold any security, and may be revised or withdrawn at any time by the issuing organization in its sole discretion. None of the initial purchasers in the private offering, us, or Morgan Stanley undertakes any obligation to maintain our credit ratings or to advise holders of the Exchange Notes of any changes in our credit ratings. There can be no assurance that any credit ratings will remain for any given period of time or that such credit ratings will not be lowered or withdrawn entirely by the applicable ratings agency if in its judgment future circumstances relating to the basis of the credit rating, such as adverse changes in our business, financial condition and results of operations, so warrant.

An increase in market interest rates could result in a decrease in the market value of the Exchange Notes.

The condition of the financial markets and prevailing interest rates have fluctuated in the past and are likely to fluctuate in the future, which could have an adverse effect on the market prices of the Exchange Notes. In general, as market interest rates rise, debt securities bearing interest at fixed rates of interest decline in value. Consequently, if you purchase the Exchange Notes bearing interest at fixed rates and market interest rates increase, the market values of those Exchange Notes may decline. We cannot predict the future level of market interest rates.

The Indenture governing the Exchange Notes contains limited protection for holders of the Exchange Notes.

The Indenture governing the Exchange Notes offers limited protection to holders of the Exchange Notes. The terms of the Indenture and the Exchange Notes do not restrict our or any of our subsidiaries’ ability to engage in, or otherwise be a party to, a variety of corporate transactions, circumstances or events that could have an adverse impact on your investment in the Exchange Notes. In particular, the terms of the Indenture and the Exchange Notes do not place any restrictions on our or our subsidiaries’ ability to:

•      issue securities or otherwise incur additional indebtedness or other obligations, including (1) any indebtedness or other obligations that would be equal in right of payment to the Exchange Notes, (2) any indebtedness or other obligations that would be secured and therefore rank effectively senior in right of payment to the Exchange Notes to the extent of the values of the assets securing such debt, (3) indebtedness of ours that is guaranteed by one or more of our subsidiaries and which therefore is structurally senior to the Exchange Notes and (4) securities, indebtedness or obligations issued or incurred by our subsidiaries that would be senior to our equity interests in our subsidiaries and therefore rank structurally senior to the Exchange Notes with respect to the assets of our subsidiaries, in each case other than an incurrence of indebtedness or other obligation that would cause a violation of Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC;

•      pay dividends on, or purchase or redeem or make any payments in respect of, capital stock or other securities ranking junior in right of payment to the Exchange Notes;

•      sell assets (other than certain limited restrictions on our ability to consolidate, merge or sell all or substantially all of our assets);

•      enter into transactions with affiliates;

•      create liens (including liens on the shares of our subsidiaries) or enter into sale and leaseback transactions;

•      make investments; or

•      create restrictions on the payment of dividends or other amounts to us from our subsidiaries.

In addition, the terms of the Indenture and the Exchange Notes do not protect holders of the Exchange Notes in the event that we experience changes (including significant adverse changes) in our financial condition, results of operations or credit ratings, as they do not require that we or our subsidiaries adhere to any financial tests or ratios or specified levels of net worth, revenues, income, cash flow or liquidity other than as described under “Description of the Exchange Notes—Events of Default” in this prospectus.

Our ability to recapitalize, incur additional debt and take a number of other actions are not limited by the terms of the Exchange Notes and may have important consequences for you as a holder of the Exchange Notes, including making it more difficult for us to satisfy our obligations with respect to the Exchange Notes or negatively affecting the trading value of the Exchange Notes.

Other debt we issue or incur in the future could contain more protections for its holders than the Indenture and the Exchange Notes, including additional covenants and events of default. See “Item 1A. Risk Factors—Risks Relating to Our Business and Structure—We intend to finance our investments with borrowed money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021. The issuance or incurrence of any such debt with incremental protections could affect the market for and trading levels and prices of the Exchange Notes. The Indenture does not place any restrictions on the operations of Morgan Stanley or its subsidiaries.

The optional redemption provision may materially adversely affect your return on the Exchange Notes.

The Exchange Notes are redeemable in whole or in part upon certain conditions at any time or from time to time at our option. We may choose to redeem the Exchange Notes at times when prevailing interest rates are lower than the interest rate paid on the Exchange Notes. In this circumstance, you may not be able to reinvest the redemption proceeds in a comparable security at an effective interest rate as high as the Exchange Notes being redeemed.

There is currently no public market for the Exchange Notes. If an active trading market for the Exchange Notes does not develop or is not maintained, you may not be able to sell them.

The Exchange Notes are a new issue of debt securities for which there currently is no trading market. We do not currently intend to apply for listing of the Exchange Notes on any securities exchange or for quotation of the Exchange Notes on any automated dealer quotation system. If no active trading market develops, you may not be able to resell your Exchange Notes at their fair market value or at all. If the Exchange Notes are traded after their initial issuance, they may trade at a discount from their initial offering price depending on prevailing interest rates, the market for similar securities, our credit ratings, general economic conditions, our financial condition, performance and prospects and other factors. Certain of the initial purchasers in the private offering of the outstanding Restricted Notes have advised us that they intend to make a market in the Exchange Notes as permitted by applicable laws and regulations; however, the initial purchasers are not obligated to make a market in any of the Exchange Notes, and they may discontinue their market-making activities at any time without notice. Accordingly, we cannot assure you that an active and liquid trading market will develop or continue for the Exchange Notes, that you will be able to sell your Exchange Notes at a particular time or that the price you receive when you sell will be favorable. To the extent an active trading market does not develop, the liquidity and trading price for the Exchange Notes may be harmed. Accordingly, you may be required to bear the financial risk of an investment in the Exchange Notes for an indefinite period of time.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event.

We may not be able to repurchase the Exchange Notes upon a Change of Control Repurchase Event (as defined in the indenture governing the Notes ) because we may not have sufficient funds. Upon a Change of Control Repurchase Event, holders of the Exchange Notes may require us to repurchase for cash some or all of the Exchange Notes at a repurchase price equal to 100% of the aggregate principal amount of the Exchange Notes being repurchased, plus accrued and unpaid interest to, but not including, the repurchase date. Our failure to purchase such tendered Exchange Notes upon the occurrence of such Change of Control Repurchase Event would cause an event of default under the Indenture governing the Exchange Notes and a cross-default under the agreements governing certain of our other indebtedness, which may result in the acceleration of such indebtedness requiring us to repay that indebtedness immediately. If a Change of Control Repurchase Event were to occur, we may not have sufficient funds to repay any such accelerated indebtedness and/or to make the required repurchase of the Exchange Notes. See “Description of the Exchange Notes—Offer to Repurchase Upon a Change of Control Repurchase Event” in this prospectus for additional information. For the avoidance of doubt, except with respect to the subscription agreement entered into by MS Credit Partners Holdings Inc., an indirect wholly owned subsidiary of Morgan Stanley and an affiliate of our Adviser, to purchase the Company’s common stock, Morgan Stanley does not have any obligation to provide us with funding to repurchase the Exchange Notes upon a Change of Control Repurchase Event or otherwise.

FATCA withholding may apply to payments to certain foreign entities.

Payments made under the Exchange Notes to a foreign financial institution or non-financial foreign entity (including such an institution or entity acting as an intermediary) may be subject to a U.S. withholding tax of 30% under U.S. Foreign Account Tax Compliance Act provisions of the Code (commonly referred to as “FATCA”). This withholding tax may apply to certain payments of interest on the Exchange Notes unless the foreign financial institution or non-financial foreign entity complies with certain information reporting, withholding, identification, certification and related requirements imposed by FATCA. You should consult your own tax advisors regarding FATCA and how it may affect your investment in the Exchange Notes.

Risks Related to the Exchange Offer

If you fail to exchange your Restricted Notes, they will continue to be restricted securities and may become less liquid.

Restricted Notes that you do not validly tender or that we do not accept will, following the exchange offer, continue to be restricted securities, and you may not offer to sell them except under an exemption from, or in a transaction not subject to, the 1933 Act and applicable state securities laws. We will issue the Exchange Notes in exchange for the Restricted Notes in the exchange offer only following the satisfaction of the procedures and conditions set forth in “The Exchange Offer—Procedures for Tendering Restricted Notes.” Because we anticipate that most holders of the Restricted Notes will elect to exchange their outstanding Restricted Notes, we expect that the liquidity of the market for the Restricted Notes remaining after the completion of the exchange offer will be substantially limited, which may have an adverse effect upon and increase the volatility of the market price of the outstanding Restricted Notes. Any Restricted Notes tendered and exchanged in the exchange offer will reduce the aggregate principal amount of the outstanding Restricted Notes at maturity. Further, following the exchange offer, if you did not exchange your Restricted Notes, you generally will not have any further registration rights, and Restricted Notes will continue to be subject to certain transfer restrictions.

Broker-dealers may need to comply with the registration and prospectus delivery requirements of the 1933 Act.

Any broker-dealer that (1) exchanges its Restricted Notes in the exchange offer for the purpose of participating in a distribution of the Exchange Notes or (2) resells Exchange Notes that were received by it for its own account in the exchange offer may be deemed to have received restricted securities and will be required to comply with the registration and prospectus delivery requirements of the 1933 Act in connection with any resale transaction by that broker-dealer. Any profit on the resale of the Exchange Notes and any commission or concessions received by a broker-dealer may be deemed to be underwriting compensation under the 1933 Act.

You may not receive the Exchange Notes in the exchange offer if the exchange offer procedures are not validly followed.

We will issue the Exchange Notes in exchange for your Restricted Notes only if you validly tender such Restricted Notes before expiration of the exchange offer. Neither we nor the exchange agent is under any duty to give notification of defects or irregularities with respect to the tenders of the Restricted Notes for exchange. If you are the beneficial holder of Restricted Notes that are held through your broker, dealer, commercial bank, trust company or other nominee, and you wish to tender such Restricted Notes in the exchange offer, you should promptly contact the person through whom your Restricted Notes are held and instruct that person to tender the Restricted Notes on your behalf.

USE OF PROCEEDS

We will not receive any cash proceeds from the issuance of the Exchange Notes pursuant to the exchange offer. In consideration for issuing the Exchange Notes as contemplated in this prospectus, we will receive in exchange a like principal amount of Restricted Notes, the terms of which are substantially identical to the Exchange Notes. The Restricted Notes surrendered in exchange for the Exchange Notes will be retired and cancelled and cannot be reissued. Accordingly, the issuance of the Exchange Notes will not result in any change in our capitalization. We have agreed to bear the expenses of the exchange offer. No underwriter is being used in connection with the exchange offer.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, including the documents we incorporate by reference herein, contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and you should not place undue reliance on such statements. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. For the avoidance of doubt, we are not a subsidiary of or consolidated with Morgan Stanley. Furthermore, Morgan Stanley has no obligation, contractual or otherwise, to financially support us beyond the aggregate capital commitment to purchase shares of our common stock pursuant to a subscription agreement entered into by MS Credit Partners Holdings, Inc., an indirect wholly owned subsidiary of Morgan Stanley and an affiliate of our Adviser. Morgan Stanley has no history of financially supporting any business development companies on the MS Private Credit Platform, even during periods of financial distress. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including:

•      our future operating results;

•      our business prospects and the prospects of our portfolio companies;

•      risk associated with possible disruptions in our operations or the economy generally, including disruptions from the impact of the current Coronavirus (also referred to as “COVID-19” or “Coronavirus”) pandemic;

•      changes in the general interest rate environment;

•      general economic, political and industry trends and other external factors, including uncertainty surrounding the financial and political stability of the United States and other countries;

•      our contractual arrangements and relationships with third parties;

•      actual and potential conflicts of interest with our Adviser and its affiliates;

•      the dependence of our future success on the general economy and its effect on the industries in which we invest;

•      the ability of our portfolio companies to achieve their objectives, including as a result of the Coronavirus pandemic;

•      the use of borrowed money to finance a portion of our investments;

•      the adequacy of our financing sources and working capital;

•      the timing and amount of cash flows, if any, from the operations of our portfolio companies;

•      the ability of our Adviser to locate suitable investments for us and to monitor and administer our investments;

•      the ability of our Adviser and its affiliates to attract and retain highly talented professionals;

•      our ability to and maintain our qualification as a business development company, or BDC, and as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code;

•      the impact on our business of U.S. and international financial reform legislation, rules and regulations;

•      the effect of changes in tax laws and regulations and interpretations thereof; and

•      the risks, uncertainties and other factors we identify under the caption “Risk Factors” in this registration statement and the documents we incorporate by reference into this registration statement.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of the assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this registration statement should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in the section entitled “Risk Factors” in this registration statement and in the documents we incorporate by reference. You should not place undue reliance on these forward- looking statements, which apply only as of the date of this registration statement. Moreover, we assume no duty and do not undertake to update the forward-looking statements. You are advised to consult any additional disclosures that we make directly to you or through reports that we have filed or in the future file with the Securities and Exchange Commission, or the SEC, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

Discussions containing these forward-looking statements may be found in the sections titled “Business,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference from the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q of the Company, as well as any amendments filed with the SEC. We discuss in greater detail, and incorporate by reference into this registration statement in their entirety, many of these risks and uncertainties in the sections titled “Risk Factors” in this registration statement, and in our most recent Annual Report on Form 10-K. These projections and forward-looking statements apply only as of the date of this registration statement. Moreover, we assume no duty and do not undertake to update the forward-looking statements, except as required by applicable law. Because we are an investment company, the forward-looking statements and projections contained in this registration statement are excluded from the safe harbor protection provided by Section 21E of the U.S. Securities Exchange Act of 1934 Act, as amended, or the Exchange Act.

THE EXCHANGE OFFER

Purpose and Effect of the Exchange Offer

We issued $425,000,000 aggregate principal amount of the Restricted Notes in a transaction not requiring registration under the 1933 Act on February 11, 2022. The Restricted Notes were issued, and the Exchange Notes will be issued, pursuant to a base indenture dated as of February 11, 2022 (the “Base Indenture”), and the first supplemental indenture, dated as of February 11, 2022, to the Base Indenture (the “First Supplemental Indenture” and collectively with the Base Indenture, the “Indenture”) between us and U.S. Bank Trust Company, National Association, as the Trustee. In connection with the Restricted Notes issuance, we entered into a registration rights agreement, which requires that we file this registration statement under the 1933 Act with respect to the Exchange Notes to be issued in the exchange offer and, upon the effectiveness of this registration statement, offer to you the opportunity to exchange your Restricted Notes for a like principal amount of Exchange Notes.

Under the registration rights agreement, we agreed, for the benefit of the holders of the Restricted Notes, to use commercially reasonable efforts to:

•      file the Exchange Offer Registration Statement with respect to a registered offer to exchange the Restricted Notes for the Exchange Notes having terms substantially identical to the Restricted Notes being exchanged, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default;

•      cause the Exchange Offer Registration Statement to become effective and continuously effective, supplemented and amended, for a period ending on the earlier of (i) 180 days from the date on which the Exchange Offer Registration Statement becomes or is declared effective and (ii) the date on which a broker-dealer registered under the 1933 Act is no longer required to deliver a prospectus in connection with market-making or other trading activities; and

•      cause the exchange offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become or been declared effective, but in no event later than 365 days after the initial issuance of the Restricted Notes (or if such 365th day is not a business day, the next succeeding business day).

We also agreed to keep the Exchange Offer Registration Statement effective for not less than the minimum period required under applicable federal and state securities laws to consummate the exchange offer; provided, however, that in no event shall such period be less than 20 business days after the commencement of the exchange offer. If there is a Registration Default, the interest rate borne by the Restricted Notes will increase by 0.25% per annum and will increase by an additional 0.25% per annum on the principal amount of Notes with respect to the subsequent 90-day period, up to a maximum of additional interest of 0.50% per annum. Additional Interest due pursuant to Registration Defaults will be paid in cash on the relevant interest payment date to holders of record on the relevant regular record dates. Following the cure of all Registration Defaults relating to any particular Restricted Notes, the interest rate borne by the Restricted Notes will be reduced to the original interest rate borne by Restricted Notes; provided, however, that, if after any such reduction in interest rate, a different Registration Default occurs, the interest rate borne by the relevant Restricted Notes will again be increased pursuant to the foregoing provisions.

If the Company is not able to effect the exchange offer, the Company will be obligated to file a shelf registration statement covering the resale of the Notes and use its commercially reasonable efforts to cause such registration statement to be declared effective.

The Exchange Notes will be issued without a restrictive legend, and except as set forth below, you may resell or otherwise transfer them without registration under the 1933 Act. After we complete the exchange offer, our obligation to register the exchange of Exchange Notes for Restricted Notes will terminate. A copy of the registration rights agreement has been filed as an exhibit to the registration statement of which this prospectus is a part.

Based on interpretations by the staff of the SEC set forth in no-action letters issued to third parties unrelated to us, including Exxon Capital Holdings Corp., SEC no-action letter (April 13, 1988), Morgan, Stanley & Co. Inc., SEC no-action letter (June 5, 1991) and Shearman & Sterling, SEC no-action letter (July 2, 1993), subject to the limitations described in the succeeding three paragraphs, we believe that you may resell or otherwise transfer the Exchange Notes issued to you in the exchange offer without compliance with the registration and prospectus delivery requirements of the 1933 Act. Our belief, however, is based on your representations to us that:

•      you are acquiring the Exchange Notes in the ordinary course of your business;

•      you are not engaging in and do not intend to engage in a distribution of the Exchange Notes;

•      you do not have an arrangement or understanding with any person or entity to participate in the distribution of the Exchange Notes;

•      you are not our “affiliate” as that term is defined in Rule 405 under the 1933 Act;

•      you are not a broker-dealer tendering Restricted Notes acquired directly from us for your own account; and

•      you are not acting on behalf of any person that could not truthfully make these representations.

If you cannot make the representations described above, you may not participate in the exchange offer, you may not rely on the staff’s interpretations discussed above, and you must, in the absence of an exemption therefrom, comply with registration and the prospectus delivery requirements of the 1933 Act in order to resell your Restricted Notes.

Each broker-dealer that receives Exchange Notes for its own account in the exchange offer for Restricted Notes that were acquired as a result of market-making or other trading activities must acknowledge that it will comply with the prospectus delivery requirements of the 1933 Act in connection with any resale or other transfer of the Exchange Notes received in the exchange offer. See “Plan of Distribution.”

We have not asked the staff for a no-action letter in connection with the exchange offer, however, and we cannot assure you that the staff would make a similar determination with respect to the exchange offer.

If you are not eligible to participate in the exchange offer, you can elect to have your Restricted Notes registered for resale on a “shelf” registration statement pursuant to Rule 415 under the 1933 Act. In the event that we are obligated to file a shelf registration statement, we will be required to use commercially reasonable efforts to keep the shelf registration statement effective for so long as such Restricted Notes remain registrable securities under the registration rights agreement. Other than as set forth in this paragraph, you will not have the right to require us to register your Restricted Notes under the 1933 Act. See “The Exchange Offer—Procedures for Tendering Restricted Notes.”

Consequences of Failure to Exchange

If you do not participate or validly tender your Restricted Notes in the exchange offer:

•      you will retain your Restricted Notes that are not registered under the 1933 Act and they will continue to be subject to restrictions on transfer that are described in the legend on the Restricted Notes;

•      you will not be able to require us to register your Restricted Notes under the 1933 Act unless, as set forth above, you do not receive freely tradable Exchange Notes in the exchange offer or are not eligible to participate in the exchange offer, and we are obligated to file a shelf registration statement;

•      you will not be able to resell or otherwise transfer your Restricted Notes unless they are registered under the 1933 Act or unless you offer to resell or transfer them pursuant to an exemption under the 1933 Act; and

•      the trading market for your Restricted Notes will become more limited to the extent that other holders of Restricted Notes participate in the exchange offer.

Terms of the Exchange Offer

Upon the terms and subject to the conditions set forth in this prospectus and in the accompanying letter of transmittal, we will accept any and all Restricted Notes validly tendered and not withdrawn prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer. We will issue $1,000 principal amount of the Exchange Notes in exchange for each $1,000 principal amount of the Restricted Notes accepted in the exchange offer. You may tender some or all of your Restricted Notes pursuant to the exchange offer; however, Restricted Notes may be tendered only in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The Exchange Notes issued to you in the exchange offer will be delivered by credit to the accounts at DTC of the applicable DTC participants.

The form and terms of the Exchange Notes are substantially identical to those of the Restricted Notes, except that the transfer restrictions and registration rights relating to the Restricted Notes will not apply to the Exchange Notes, and the Exchange Notes will not provide for the payment of additional interest in the event of a registration default. In addition, the Exchange Notes will bear a different CUSIP number than the Restricted Notes (except for Restricted Notes sold pursuant to the shelf registration statement described above). The Exchange Notes will be issued under and entitled to the benefits of the same indenture that authorized the issuance of the Restricted Notes.

As of the date of this prospectus, $425,000,000 aggregate principal amount of the Restricted Notes are outstanding and registered in the name of Cede & Co., as nominee for DTC. This prospectus, together with the letter of transmittal, is being sent to the registered holder and to others believed to have beneficial interests in the Restricted Notes. We intend to conduct the exchange offer in accordance with the applicable requirements of the Exchange Act and the rules and regulations of the SEC promulgated under the Exchange Act.

We will be deemed to have accepted validly tendered Restricted Notes if and when we have given oral (any such oral notice to be promptly confirmed in writing) or written notice of our acceptance to U.S. Bank Trust Company, National Association, the exchange agent for the exchange offer. The exchange agent will act as our agent for the purpose of receiving from us the Exchange Notes for the tendering noteholders. If we do not accept any tendered Restricted Notes because of an invalid tender, the occurrence of certain other events set forth in this prospectus or otherwise, we will return such Restricted Notes by credit to the accounts at DTC of the applicable DTC participants, without expense, to the tendering noteholder as promptly as practicable after the expiration date of the exchange offer.

You will not be required to pay brokerage commissions or fees or transfer taxes, except as set forth under “—Transfer Taxes,” with respect to the exchange of your Restricted Notes in the exchange offer. We will pay all charges and expenses, other than certain applicable taxes, in connection with the exchange offer. See “—Fees and Expenses.”

Expiration Date; Extension; Amendment

The expiration date for the exchange offer will be 5:00 p.m., New York City time, on                        , 2022, unless we determine, in our sole discretion, to extend the exchange offer, in which case it will expire at the later date and time to which it is extended. We do not currently intend to extend the exchange offer, however, although we reserve the right to do so. If we extend the exchange offer, we may delay acceptance of any Restricted Notes by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of the extension to the exchange agent and give each registered holder of Restricted Notes notice by means of a press release or other public announcement of any extension prior to 9:00 a.m., New York City time, on the next business day after the scheduled expiration date.

We also reserve the right, in our sole discretion:

•      to accept tendered Restricted Notes upon the expiration of the exchange offer, and extend the exchange offer with respect to untendered Restricted Notes;

•                  subject to applicable law, to delay accepting any Restricted Notes, to extend the exchange offer or to terminate the exchange offer if, in our reasonable judgment, any of the conditions set forth under “—Conditions” have not been satisfied or waived, to terminate the exchange offer by giving oral (any such oral notice to be promptly confirmed in writing) or written notice of such delay or termination to the exchange agent; or

•                  to amend or waive the terms and conditions of the exchange offer in any manner by complying with Rule 14e-l(d) under the Exchange Act, to the extent that rule applies.

We will notify you as promptly as we can of any extension, termination or amendment. In addition, we acknowledge and undertake to comply with the provisions of Rule 14e-l(c) under the Exchange Act, which requires us to issue the Exchange Notes, or return the Restricted Notes tendered for exchange, promptly after the termination or withdrawal of the exchange offer.

Procedures for Tendering Restricted Notes

The Restricted Notes are represented by global securities without interest coupons in fully registered form, registered in the name of Cede & Co., as nominee for DTC. Beneficial interests in the global securities are held by direct or indirect participants in DTC through certificateless depositary interests and are shown on, and transfers of these interests are effected only through, records maintained in book-entry form by DTC with respect to its participants. You are not entitled to receive certificated Restricted Notes in exchange for your beneficial interest in these global securities except in limited circumstances described in “Description of the Exchange Notes—Book-Entry Procedures for Global Notes.”

Accordingly, you must tender your Restricted Notes pursuant to DTC’s ATOP procedures. As the DTC’s ATOP system is the only method of processing exchange offers through DTC, you must instruct a participant in DTC to transmit to the exchange agent on or prior to the expiration date for the exchange offer a computer-generated message transmitted by means of the ATOP system and received by the exchange agent and forming a part of a confirmation of book-entry transfer, in which you acknowledge and agree to be bound by the terms of the letter of transmittal, instead of sending a signed, hard copy letter of transmittal. DTC is obligated to communicate those electronic instructions to the exchange agent. To tender Restricted Notes through the ATOP system, the electronic instructions sent to DTC and transmitted by DTC to the exchange agent must contain the character by which the participant acknowledges its receipt of, and agrees to be bound by, the letter of transmittal, including the representations to us described above under “—Purpose and Effect of the Exchange Offer,” and be received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

If you hold Restricted Notes through a broker, dealer, commercial bank, trust company, other financial institution or other nominee, each referred to herein as an “intermediary,” and you wish to tender your Restricted Notes, you should contact such intermediary promptly and instruct such intermediary to tender on your behalf. So long as the Restricted Notes are in book-entry form represented by global securities, Restricted Notes may only be tendered by your intermediary pursuant to DTC’s ATOP procedures.

If you tender a Restricted Note and you do not properly withdraw the tender prior to the expiration date, you will have made an agreement with us to participate in the exchange offer in accordance with the terms and subject to the conditions set forth in this prospectus and in the letter of transmittal.

We will determine, in our sole discretion, all questions regarding the validity, form, eligibility, including time of receipt, acceptance and withdrawal of tendered Restricted Notes. Our determination will be final and binding. We reserve the absolute right to reject any and all Restricted Notes not validly tendered or any Restricted Notes our acceptance of which would, in the opinion of our counsel, be unlawful. We also reserve the right to waive any defects, irregularities or conditions of tender as to certain Restricted Notes. Our interpretation of the terms and conditions of the exchange offer, including the instructions in the letter of transmittal, will be final and binding on all parties.

You must cure any defects or irregularities in connection with tenders of your Restricted Notes within the time period that we determine unless we waive that defect or irregularity. Although we intend to notify you of defects or irregularities with respect to your tender of Restricted Notes, neither we, the exchange agent nor any other person will incur any liability for failure to give this notification. Your tender will not be deemed to have been made and your Restricted Notes will be returned to you unless otherwise provided in the letter of transmittal, as soon as practicable following the expiration of the exchange offer, if:

•                  you invalidly tender your Restricted Notes;

•                  you have not cured any defects or irregularities in your tender; and

•                  we have not waived those defects, irregularities or invalid tender.

In addition, we reserve the right in our sole discretion to:

•                  purchase or make offers for, or offer Exchange Notes for, any Restricted Notes that remain outstanding subsequent to the expiration of the exchange offer;

•                  terminate the exchange offer; and

•                  to the extent permitted by applicable law, purchase Restricted Notes in the open market, in privately negotiated transactions or otherwise.

The terms of any of these purchases of or offers for Restricted Notes could differ from the terms of the exchange offer.

In all cases, the issuance of Exchange Notes for Restricted Notes that are accepted for exchange in the exchange offer will be made only after timely receipt by the exchange agent of a timely book-entry confirmation of your Restricted Notes into the exchange agent’s account at DTC, a computer-generated message instead of the Letter of Transmittal, and all other required documents. If any tendered Restricted Notes are not accepted for any reason set forth in the terms and conditions of the exchange offer or if Restricted Notes are submitted for a greater principal amount than you indicate your desire to exchange, the unaccepted or non-exchanged Restricted Notes, or Restricted Notes in substitution therefor, will be returned without expense to you by credit to the accounts at DTC of the applicable DTC participant, as promptly as practicable after rejection of tender or the expiration or termination of the exchange offer.

Book-Entry Transfer

The exchange agent will make a request to establish an account with respect to the Restricted Notes at DTC for purposes of the exchange offer after the date of this prospectus, and any financial institution that is a participant in DTC’s systems may make book-entry delivery of Restricted Notes being tendered by causing DTC to transfer such Restricted Notes into the exchange agent’s account at DTC in accordance with DTC’s procedures for transfer.

Any DTC participant wishing to tender Restricted Notes in the exchange offer (whether on its own behalf or on behalf of the beneficial owner of Restricted Notes) should transmit its acceptance to DTC sufficiently far in advance of the expiration of the exchange offer so as to permit DTC to take the following actions prior to 5:00 p.m., New York City time, on the expiration date. DTC will verify such acceptance, execute a book-entry transfer of the tendered Restricted Notes into the exchange agent’s account at DTC and then send to the exchange agent a confirmation of such book-entry transfer. The confirmation of such book-entry transfer will include a confirmation that such DTC participant acknowledges and agrees (on behalf of itself and on behalf of any beneficial owner of the applicable Restricted Notes) to be bound by the letter of transmittal. All of the foregoing, together with any other required documents, must be delivered to and received by the exchange agent prior to 5:00 p.m., New York City time, on the expiration date.

No Guaranteed Delivery Procedures

Guaranteed delivery procedures are not available in connection with the exchange offer.

Withdrawal Rights

You may withdraw tenders of your Restricted Notes at any time prior to 5:00 p.m., New York City time, on the expiration date of the exchange offer.

For your withdrawal to be effective, the exchange agent must receive an electronic ATOP transmission of the notice of withdrawal at its address set forth below under “—Exchange Agent,” prior to 5:00 p.m., New York City time, on the expiration date.

The notice of withdrawal must:

•                  specify the name and DTC account number of the DTC participant that tendered such Restricted Notes;

•                  specify the principal amount of Restricted Notes to be withdrawn;

•                  specify the name and account number of the DTC participant to which the withdrawn Restricted Notes should be credited; and

•                  contain a statement that the holder is withdrawing its election to have the Restricted Notes exchanged.

We will determine all questions regarding the validity, form and eligibility, including time of receipt, of withdrawal notices. Our determination will be final and binding on all parties. Any Restricted Notes that have been withdrawn will be deemed not to have been validly tendered for exchange for purposes of the exchange offer. Any Restricted Notes that have been tendered for exchange but that are withdrawn and not exchanged will be returned by credit to the account at DTC of the applicable DTC participant without cost as soon as practicable after withdrawal. Properly withdrawn Restricted Notes may be retendered by following one of the procedures described under “—Procedures for Tendering Restricted Notes” above at any time on or prior to 5:00 p.m., New York City time, on the expiration date.

No Appraisal or Dissenters’ Rights

You do not have any appraisal or dissenters’ rights in connection with the exchange offer.

Conditions

Notwithstanding any other provision of the exchange offer, and subject to our obligations under the registration rights agreement, we will not be required to accept for exchange, or to issue Exchange Notes in exchange for, any Restricted Notes and may terminate or amend the exchange offer, if at any time before the acceptance of any Restricted Notes for exchange any one of the following events occurs:

•                  any injunction, order or decree has been issued by any court or any governmental agency that would prohibit, prevent or otherwise materially impair our ability to complete the exchange offer; or

•                  the exchange offer violates any applicable law or any applicable interpretation of the staff of the SEC.

These conditions are for our sole benefit, and we may assert them regardless of the circumstances giving rise to them, subject to applicable law. We also may waive in whole or in part at any time and from time to time any particular condition in our sole discretion. If we waive a condition, we may be required, in order to comply with applicable securities laws, to extend the expiration date of the exchange offer. Our failure at any time to exercise any of the foregoing rights will not be deemed a waiver of these rights, and these rights will be deemed ongoing rights which may be asserted at any time and from time to time.

In addition, we will not accept for exchange any Restricted Notes validly tendered, and no Exchange Notes will be issued in exchange for any tendered Restricted Notes, if, at the time the Restricted Notes are tendered, any stop order is threatened by the SEC or in effect with respect to the registration statement of which this prospectus is a part or the qualification of the Indenture under the Trust Indenture Act of 1939, as amended.

The exchange offer is not conditioned on any minimum principal amount of Restricted Notes being tendered for exchange.

Exchange Agent

We have appointed U.S. Bank Trust Company, National Association as exchange agent for the exchange offer. Questions, requests for assistance and requests for additional copies of this prospectus, the Letter of Transmittal and other related documents should be directed to the exchange agent addressed as follows:

U.S. Bank Trust Company, National Association, as Exchange Agent

By Registered or Certified Mail, Overnight Delivery on or before
5:00 p.m. New York City Time on the Expiration Date:

U.S. Bank Trust Company, National Association
Attn: Corporate Actions
111 Fillmore Avenue
St. Paul, MN 55107-1402

For Information or Confirmation by Telephone Call:

(800) 934-6802

By Email or Facsimile Transmission (for Eligible Institutions only):

Email: cts.specfinance@usbank.com

Facsimile: (651) 466-7367

DELIVERY OF A LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF SUCH LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

The exchange agent also acts as the Trustee under the Indenture.

Fees and Expenses

We will not pay brokers, dealers or others soliciting acceptances of the exchange offer. The principal solicitation is being made by mail. Additional solicitations, however, may be made in person, by email or by telephone by our officers and employees.

We will pay the estimated cash expenses to be incurred in connection with the exchange offer. These are estimated in the aggregate to be approximately $400,000, which includes fees and expenses of the exchange agent and accounting, legal, printing and related fees and expenses.

Transfer Taxes

You will not be obligated to pay any transfer taxes in connection with a tender of your Restricted Notes unless Exchange Notes are to be registered in the name of, or Restricted Notes (or any portion thereof) not tendered or not accepted in the exchange offer are to be returned to, a person other than the registered tendering holder of the Restricted Notes, in which event the registered tendering holder will be responsible for the payment of any applicable transfer tax. In addition, tendering holders will be responsible for any transfer tax imposed for any reason other than the transfer of Restricted Notes to, or upon the order of, the Company pursuant to the exchange offer.

Accounting Treatment

We will not recognize any gain or loss for accounting purposes upon the consummation of the exchange offer. We will amortize the expense of the exchange offer over the term of the Exchange Notes under U.S. GAAP.

DESCRIPTION OF THE EXCHANGE NOTES

We issued the Restricted Notes, and will issue the Exchange Notes, under the Indenture. The terms of the Notes include those expressly set forth in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended.

The following description is a summary of the material provisions of the Notes and the Indenture and does not purport to be complete. This summary is subject to and is qualified by reference to all the provisions of the Notes and the Indenture, including the definitions of certain terms used in the Indenture. We urge you to read these documents because they, and not this description, define your rights as a holder of the Notes. You may request a copy of the Indenture from us by making a written request to Morgan Stanley Direct Lending Fund, 1585 Broadway, New York, NY 10036, by calling us at (212) 761-4000 or by email at msdl@morganstanley.com. In addition, the SEC maintains a website at www.sec.gov that contains information we file with the SEC, including the Indenture.

For purposes of this description, references to “we,” “our” and “us” refer only to Morgan Stanley Direct Lending Fund and not to any of its current or future subsidiaries and references to “subsidiaries” refer only to our consolidated subsidiaries and exclude any investments held by Morgan Stanley Direct Lending Fund in the ordinary course of business which are not, under U.S. GAAP, consolidated on the financial statements of Morgan Stanley Direct Lending Fund and its subsidiaries.

General

•                                    The Restricted Notes are, and the Exchange Notes will be, our general unsecured, senior obligations.

•                                    The Restricted Notes were initially issued in an aggregate principal amount of $425,000,000.

•                                    The Notes will mature on February 11, 2027, unless earlier redeemed or repurchased, as discussed below.

•                                    The Restricted Notes bear, and the Exchange Notes will bear, cash interest from February 11, 2022, at an annual rate of 4.500% payable semi-annually in arrears on February 11 and August 11 of each year, beginning on August 11, 2022.

•                                    The Restricted Notes are, and the Exchange Notes will be, subject to redemption at our option as described in this prospectus under the caption “— Optional Redemption.”

•                                    The Restricted Notes are, and the Exchange Notes will be, subject to repurchase by us at the option of the holders following a Change of Control Repurchase Event (as defined in this prospectus  under the caption “— Offer to Repurchase Upon a Change of Control Repurchase Event”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest to, but excluding, the date of repurchase.

•                                    The Restricted Notes are, and the Exchange Notes will be, issued in denominations of $2,000 and integral multiples of $1,000 thereof.

•                                    The Restricted Notes are, and the Exchange Notes will be, represented by one or more registered Notes in global form, but in certain limited circumstances may be represented by Notes in definitive form. See “Description of the Exchange Notes — Book-Entry, Settlement and Clearance” in this prospectus.

•                                    The Exchange Notes and the Restricted Notes that remain outstanding after the exchange offer will be a single series under the Indenture.

•                                    Morgan Stanley has no obligation, contractual or otherwise, to financially support us beyond the aggregate capital commitment to purchase shares of our common stock pursuant to a subscription agreement entered into by MS Credit Partners Holdings described above.

The Indenture does not limit the amount of debt that may be issued by us or our subsidiaries under the

Indenture or otherwise. The Indenture does not contain any financial covenants and does not restrict us from paying dividends or distributions or issuing or repurchasing our other securities. Other than restrictions described under “— Offer to Repurchase Upon a Change of Control Repurchase Event” and “— Covenants — Merger, Consolidation or Sale of Assets” in this prospectus, the Indenture does not contain any covenants or other provisions designed to afford holders of the Notes protection in the event of a highly leveraged transaction involving us or in the event of a decline in our credit rating as the result of a takeover, recapitalization, highly leveraged transaction or similar restructuring involving us that could adversely affect such holders.

We may, without the consent of the holders, issue additional Notes under the Indenture with the same terms (except for the issue date, public offering price, and, if applicable, the initial interest payment date) as the Notes offered hereby in an unlimited aggregate principal amount; provided that, if such additional Notes are not fungible with the Notes offered hereby (or any other tranche of additional Notes) for U.S. federal income tax purposes, then such additional Notes will have different CUSIP numbers from the Notes offered hereby (and any such other tranche of additional Notes).

We do not intend to list the Notes on any securities exchange or any automated dealer quotation system.

Payments on the Notes; Paying Agent and Security Registrar; Transfer and Exchange

We will pay the principal of, and interest on, the Notes in global form registered in the name of or held by DTC or its nominee in immediately available funds to DTC or its nominee, as the case may be, as the registered holder of such Global Note (as defined below).

Payment of principal (and premium, if any) and any such interest on the Notes will be made at the corporate trust office of the trustee in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at our option payment of interest may be made by check mailed to the address of the person entitled thereto as such address will appear in the security register.

A holder of Notes may transfer or exchange Notes at the office of the security registrar in accordance with the Indenture. The security registrar and the trustee may require a holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge will be imposed by us, the trustee or the security registrar for any registration of transfer or exchange of Notes, but we or the trustee may require a holder to pay a sum sufficient to cover any transfer tax or other similar governmental charge required by law or permitted by the Indenture.

The registered holder of a Note will be treated as its owner for all purposes.

Interest

The Restricted Notes bear, and the Exchange Notes will bear, cash interest at a rate of 4.500% per year until maturity. Interest on the Notes will accrue from February 11, 2022. Interest will be payable semi-annually in arrears on February 11 and August 11 of each year, beginning on August 11, 2022.

Interest will be paid to the person in whose name a Note is registered at 5:00 p.m. New York City time, or the close of business, on February 1 or August 1, as the case may be, immediately preceding the relevant interest payment date. Interest on the Notes will be computed on the basis of a 360-day year composed of twelve 30-day months.

If any interest payment date, redemption date, the maturity date or any earlier required repurchase date upon a Change of Control Repurchase Event (defined below) of a Note falls on a day that is not a business day, the required payment will be made on the next succeeding business day and no interest on such payment will accrue in respect of the delay. The term “business day” means, with respect to any Note, any day other than a Saturday, a Sunday or a day on which banking institutions in New York are authorized or obligated by law or executive order to close.

Additional Interest

Additional Interest may accrue on the Notes in certain circumstances pursuant to the registration rights agreement, as described under “The Exchange Offer” or as set forth in the Indenture. All references in the Indenture and this “Description of the Exchange Notes,” in any context, to any interest or other amount payable on or with respect to the Notes shall be deemed to include any Additional Interest payable pursuant to the registration rights agreement and/or as set forth in the Indenture.

Ranking

The Restricted Notes are, and the Exchange Notes will be, our general unsecured obligations that rank senior in right of payment to all of our existing and future indebtedness that is expressly subordinated in right of payment to the Notes. The Notes rank equally in right of payment with all of our existing and future liabilities that are not so subordinated. The Restricted Notes rank, and the Exchange Notes will rank, effectively junior to any of our secured indebtedness (including unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness. The Restricted Notes rank, and the Exchange Notes will rank, structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries, financing vehicles or similar facilities. In the event of our bankruptcy, liquidation, reorganization or other winding up, our assets that secure secured debt will be available to pay obligations on the Notes only after all indebtedness under such secured debt has been repaid in full from such assets. We advise you that there may not be sufficient assets remaining to pay amounts due on any or all the Notes then outstanding.

As of December 31, 2021, our total consolidated indebtedness was approximately $1.2 billion, all of which was secured by our assets or the undrawn capital commitments of our investors.

Optional Redemption

Prior to January 11, 2027 (one month prior to their maturity date) (the “Par Call Date”), we may redeem the Notes at our option, in whole or in part, at any time and from time to time at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

(1)                      (a) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date (assuming the Notes matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Notes Treasury Rate plus 45 basis points, less (b) interest accrued to the date of redemption, and

(2)                   100% of the principal amount of the Notes to be redeemed,

plus, in either case, accrued and unpaid interest thereon to the redemption date of the Notes.

On or after the Par Call Date, we may redeem the Notes, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of the Notes being redeemed plus accrued and unpaid interest thereon to the redemption date.

“Notes Treasury Rate” means, with respect to any redemption date of the Notes, the yield determined by the Company in accordance with the following two paragraphs.

The Notes Treasury Rate shall be determined by us after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third business day preceding the redemption date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily) — H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities — Treasury constant maturities — Nominal” (or any successor caption or heading). In determining the Notes Treasury Rate, we shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the redemption date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields — one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life — and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the redemption date.

If on the third business day preceding the redemption date H.15 or any successor designation or publication is no longer published, we shall calculate the Notes Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second business day preceding such redemption date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, we shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, we shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Notes Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error. For the avoidance of doubt, the trustee shall have no duty to calculate the redemption price nor shall it have any duty to review or verify the Company’s calculations of the redemption price.

Notice of any redemption will be mailed or electronically delivered (or otherwise transmitted in accordance with the depositary’s procedures) at least 15 days but not more than 60 days before the redemption date to each holder of Notes to be redeemed.

In the case of a partial redemption, selection of the Notes for redemption will be made pro rata, by lot or by such other method as the Trustee in its sole discretion deems appropriate and fair and subject to and otherwise in accordance with the procedures of the applicable depository. No Notes of a principal amount of $2,000 or less will be redeemed in part. If any note is to be redeemed in part only, the notice of redemption that relates to the note will state the portion of the principal amount of the note to be redeemed. A new note in a principal amount equal to the unredeemed portion of the note will be issued in the name of the holder of the note upon surrender for cancellation of the original note. For so long as the Notes are held by DTC, the redemption of the Notes shall be done in accordance with the policies and procedures of the depositary.

Unless the Company defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption.

Offer to Repurchase Upon a Change of Control Repurchase Event

If a Change of Control Repurchase Event occurs, unless we have exercised our right to redeem the Notes in full, we will make an offer to each holder of the Notes to repurchase all or any part (in minimum denominations of $2,000 and integral multiples of $1,000 principal amount in excess thereof) of that holder’s Notes at a repurchase price in cash equal to 100% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of purchase. Within 30 days following any Change of Control Repurchase Event or, at our option, prior to any Change of Control, but after the public announcement of the Change of Control, we will mail a notice to each holder describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and offering to repurchase Notes on the payment date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed. The notice will, if mailed prior to the date of consummation of the Change of Control, state that the offer to purchase is conditioned on the Change of Control Repurchase Event occurring on or prior to the payment date specified in the notice. We will comply with the requirements of Rule 14e-1 promulgated under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change of Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the Change of Control Repurchase Event provisions of the Notes, we will comply with the applicable securities laws and regulations and will not be deemed to have breached our obligations under the Change of Control Repurchase Event provisions of the Notes by virtue of such conflict.

On the Change of Control Repurchase Event payment date, subject to extension if necessary to comply with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, we will, to the extent lawful:

(1)             accept for payment all Notes or portions of Notes properly tendered pursuant to our offer;

(2)             deposit with the paying agent an amount equal to the aggregate purchase price in respect of all Notes or portions of Notes properly tendered; and

(3)             deliver or cause to be delivered to the trustee the Notes properly accepted, together with an officers’ certificate stating the aggregate principal amount of Notes being purchased by us.

The paying agent will promptly remit to each holder of Notes properly tendered the purchase price for the Notes, and upon receipt of written instruction from the Company, the trustee will promptly authenticate and mail (or cause to be transferred by book-entry) to each holder a new Note equal in principal amount to any unpurchased portion of any Notes surrendered; provided that each new Note will be in a minimum principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

We will not be required to make an offer to repurchase the Notes upon a Change of Control Repurchase Event if a third party makes an offer in the manner, at the times and otherwise in compliance with the requirements for an offer made by us and such third party purchases all Notes properly tendered and not withdrawn under its offer.

The source of funds that will be required to repurchase Notes in the event of a Change of Control Repurchase Event will be our available cash or cash generated from our operations or other potential sources, including funds provided by a purchaser in the Change of Control transaction, borrowings, sales of assets or sales of equity. We cannot assure you that sufficient funds from such sources will be available at the time of any Change of Control Repurchase Event to make required repurchases of Notes tendered. The terms of certain of our and our subsidiaries’ financing arrangements provide that certain change of control events will constitute an event of default thereunder entitling the lenders to accelerate any indebtedness outstanding under our and our subsidiaries’ financing arrangements at that time and to terminate the financing arrangements. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Financial

Condition, Liquidity and Capital Resources” in our most recent Annual Report on Form 10-K and our most recent Quarterly Report on Form 10-Q for a general discussion of our and our subsidiaries’ indebtedness. Our and our subsidiaries’ future financing arrangements may contain similar restrictions and provisions. If the holders of the Notes exercise their right to require us to repurchase Notes upon a Change of Control Repurchase Event, the financial effect of this repurchase could cause a default under our and our subsidiaries’ future financing arrangements, even if the Change of Control Repurchase Event itself would not cause a default. It is possible that we will not have sufficient funds at the time of the Change of Control Repurchase Event to make the required repurchase of the Notes and/or our and our subsidiaries’ other debt. See “Risk Factors — Risks Relating to the Notes — We may not be able to repurchase the Notes upon a Change of Control Repurchase Event” in this prospectus for more information.

The definition of “Change of Control” includes a phrase relating to the direct or indirect sale, transfer, conveyance or other disposition of “all or substantially all” of our properties or assets and those of our subsidiaries taken as a whole. Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise, established definition of the phrase under applicable law. Accordingly, the ability of a holder of Notes to require us to repurchase the Notes as a result of a sale, transfer, conveyance or other disposition of less than all of our assets and the assets of our subsidiaries taken as a whole to another person or group may be uncertain.

For purposes of the Notes:

“Below Investment Grade Rating Event” means the Notes are downgraded below Investment Grade by both of the Rating Agencies on any date from the date of the public notice of an arrangement that results in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period will be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by either of the Rating Agencies); provided that a Below Investment Grade Rating Event otherwise arising by virtue of a particular reduction in rating will not be deemed to have occurred in respect of a particular Change of Control (and thus will not be deemed a Below Investment Grade Rating Event for purposes of the definition of Change of Control Repurchase Event hereunder) if the Rating Agencies making the reduction in rating to which this definition would otherwise apply do not announce or publicly confirm or inform the trustee in writing at its request that the reduction was the result, in whole or in part, of any event or circumstance comprised of or arising as a result of, or in respect of, the applicable Change of Control (whether or not the applicable Change of Control will have occurred at the time of the Below Investment Grade Rating Event).

“Change of Control” means the occurrence of any of the following:

(1)             the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation) in one or a series of related transactions, of all or substantially all of the assets of Morgan Stanley Direct Lending Fund and its Controlled Subsidiaries taken as a whole to any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act), other than to any Permitted Holders; provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Morgan Stanley Direct Lending Fund or its Controlled Subsidiaries will not be deemed to be any such sale, lease, transfer, conveyance or disposition;

(2)             the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” or “group” (as those terms are used in Section 13(d)(3) of the Exchange Act) (other than any Permitted Holders) becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 promulgated under the Exchange Act), directly or indirectly, of more than 50% of the outstanding Voting Stock of Morgan Stanley Direct Lending Fund, measured by voting power rather than number of shares; or

(3)             the approval by Morgan Stanley Direct Lending Fund’s stockholders of any plan or proposal relating to the liquidation or dissolution of Morgan Stanley Direct Lending Fund.

“Change of Control Repurchase Event” means the occurrence of a Change of Control and a Below Investment Grade Rating Event.

“Controlled Subsidiary” means any subsidiary of Morgan Stanley Direct Lending Fund, 50% or more of the outstanding equity interests of which are owned by Morgan Stanley Direct Lending Fund and its direct or indirect subsidiaries and of which Morgan Stanley Direct Lending Fund possesses, directly or indirectly, the power to direct or cause the direction of the management or policies, whether through the ownership of voting equity interests, by agreement or otherwise.

“Fitch” means Fitch Ratings, Inc., or any successor thereto.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch) and Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s) (or, in each case, the equivalent investment grade credit rating from any Rating Agency selected by us as a replacement Rating Agency).

“Moody’s” means Moody’s Investors Service or any successor thereto.

“Permitted Holders” means (i) us, (ii) one or more of our Controlled Subsidiaries and (iii) the Adviser, any affiliate of the Adviser or any entity that is managed by the Adviser that is organized under the laws of a jurisdiction located in the United States and in the business of managing or advising clients. “Rating Agency” means:

(1)             one or both of Fitch and Moody’s; and

(2)             if both Fitch and Moody’s cease to rate the Notes or fail to make a rating of the Notes publicly available for reasons outside of our control, a “nationally recognized statistical rating organization” as defined in Section 3(a)(62) of the Exchange Act selected by us as a replacement agency for either of Fitch or Moody’s, as the case may be.

“Voting Stock” as applied to stock of any person, means shares, interests, participations or other equivalents in the equity interest (however designated) in such person having ordinary voting power for the election of a majority of the directors (or the equivalent) of such person, other than shares, interests, participations or other equivalents having such power only by reason of the occurrence of a contingency.

Covenants

In addition to the covenants described in the base indenture, the following covenants will apply to the Notes. To the extent of any conflict or inconsistency between the base indenture and the following covenants, the following covenants will govern:

Merger, Consolidation or Sale of Assets

The indenture will provide that we will not merge or consolidate with or into any other person (other than a merger of a wholly owned subsidiary into us), or sell, transfer, lease, convey or otherwise dispose of all or substantially all our property (provided that, for the avoidance of doubt, a pledge of assets pursuant to any secured debt instrument of Morgan Stanley Direct Lending Fund or its Controlled Subsidiaries will not be deemed to be any such sale, transfer, lease, conveyance or disposition) in any one transaction or series of related transactions unless:

•       we are the surviving person, or the Surviving Person, or the Surviving Person (if other than us) formed by such merger or consolidation or to which such sale, transfer, lease, conveyance or disposition is made will be a statutory trust, corporation or limited liability company organized and existing under the laws of the United States or any state or territory thereof;

•       the Surviving Person (if other than us) expressly assumes, by supplemental indenture in form reasonably satisfactory to the trustee, executed and delivered to the trustee by such Surviving Person, the due and punctual payment of the principal of, and premium, if any, and interest on, all the Notes outstanding, and the due and punctual performance and observance of all the covenants and conditions of the Indenture and registration rights agreement to be performed by us;

•       immediately before and immediately after giving effect to such transaction or series of related transactions, no default or event of default will have occurred and be continuing; and

•       we will deliver, or cause to be delivered, to the trustee, an officers’ certificate and an opinion of counsel, each stating that such transaction and the supplemental indenture, if any, in respect thereto, comply with this covenant and that all conditions precedent in the Indenture relating to such transaction have been complied with.

For the purposes of this covenant, the sale, transfer, lease, conveyance or other disposition of all the property of one or more of our subsidiaries, which property, if held by us instead of such subsidiaries, would constitute all or substantially all of our property on a consolidated basis, will be deemed to be the transfer of all or substantially all of our property.

Although there is a limited body of case law interpreting the phrase “substantially all,” there is no precise established definition of the phrase under applicable law. Accordingly, in certain circumstances there may be a degree of uncertainty as to whether a particular transaction would involve “all or substantially all” of the properties or assets of a person. As a result, it may be unclear as to whether the merger, consolidation or sale of assets covenant would apply to a particular transaction as described above absent a decision by a court of competent jurisdiction. Although these types of transactions may be permitted under the Indenture, certain of the foregoing transactions could constitute a Change of Control that results in a Change of Control Repurchase Event permitting each holder to require us to repurchase the Notes of such holder as described above.

An assumption by any person of obligations under the Notes and the Indenture might be deemed for U.S. federal income tax purposes to be an exchange of the Notes for new Notes by the holders thereof, resulting in recognition of gain or loss for such purposes and possibly other adverse tax consequences to the holders. Holders should consult their own tax advisors regarding the tax consequences of such an assumption.

Other Covenants

•       We agree that for the period of time during which the Notes are outstanding, we will not violate, whether or not we are subject to, Section 18(a)(1)(A) of the 1940 Act as modified by Section 61(a)(1) and (2) of the 1940 Act or any successor provisions, as such obligations may be amended or superseded, giving effect to any exemptive relief granted to us by the SEC.

•       If, at any time, we are not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the SEC, we agree to furnish to holders of the Notes and the trustee, for the period of time during which the Notes are outstanding, our audited annual consolidated financial statements, within 90 days of our fiscal year end, and unaudited interim consolidated financial statements, within 45 days of our fiscal quarter end (other than our fourth fiscal quarter). All such financial statements will be prepared, in all material respects, in accordance with U.S. GAAP, as applicable.

Events of Default

Each of the following will be an event of default:

(1)             default in the payment of any interest upon any Note when due and payable and the default continues for a period of 30 days;

(2)             default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at its maturity including upon any redemption date or required repurchase date;

(3)             default by us in the performance, or breach, of any covenant or agreement in the Indenture or the Notes (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in the Indenture specifically dealt with or which has expressly been included in the Indenture solely for the benefit of a series of securities other than the Notes), and continuance of such default or breach for a period of 60 consecutive days after there has been given, by registered or certified mail, to us by the trustee or to us and the trustee by the holders of at least 25% in principal amount of the Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Default” under the Indenture;

(4)             default by us or any of our significant subsidiaries, as defined in Article 1, Rule 1-02 of Regulation S-X promulgated under the Exchange Act (but excluding any subsidiary which is (a) a non-recourse or limited recourse subsidiary, (b) a bankruptcy remote special purpose vehicle or (c) is not consolidated with Morgan Stanley Direct Lending Fund for purposes of U.S. GAAP), with respect to any mortgage, agreement or other instrument under which there may be outstanding, or by which there may be secured or evidenced, any indebtedness for money borrowed in excess of $100 million in the aggregate of us and/or any such significant subsidiary, whether such indebtedness now exists or will hereafter be created (i) resulting in such indebtedness becoming or being declared due and payable or (ii) constituting a failure to pay the principal or interest of any such debt when due and payable at its stated maturity, upon required repurchase, upon declaration of acceleration or otherwise, unless, in either case, such indebtedness is discharged, or such acceleration is rescinded, stayed or annulled, within a period of 30 calendar days after written notice of such failure is given to us by the trustee or to us and the trustee by the holders of at least 25% in aggregate principal amount of the Notes then outstanding;

(5)             pursuant to Section 18(a)(1)(C)(ii) and Section 61 of the 1940 Act, on the last business day of each of 24 consecutive calendar months, any class of securities must have an asset coverage (as such term is used in the 1940 Act and the rules and regulations promulgated thereunder) of less than 100% giving effect to any exemptive relief granted to us by the SEC; or

(6)             certain events of bankruptcy, insolvency, or reorganization involving us occur and remain undischarged or unstayed for a period of 60 days.

If an event of default occurs and is continuing, then and in every such case (other than an event of default specified in item (6) above) the trustee or the holders of at least 25% in principal amount of the Notes may declare the entire principal amount of the outstanding Notes to be due and payable immediately, by a notice in writing to us (and to the trustee if given by the holders), and upon any such declaration such principal or specified portion thereof will become immediately due and payable. Notwithstanding the foregoing, in the case of the events of bankruptcy, insolvency or reorganization described in item (6) above, 100% of the principal of and accrued and unpaid interest on the Notes will automatically become due and payable.

At any time after a declaration of acceleration with respect to the Notes has been made and before a judgment or decree for payment of the money due has been obtained by the trustee, the holders of a majority in principal amount of the outstanding Notes, by written notice to us and the trustee, may rescind and annul such declaration and its consequences if (i) we have paid or deposited with the trustee a sum sufficient to pay all overdue installments of interest, if any, on all outstanding Notes, the principal of (and premium, if any, on) all outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes, to the extent that payment of such interest is lawful interest upon overdue installments of interest at the rate or rates borne by or provided for in such Notes, and all sums paid or advanced by the trustee and the reasonable compensation, expenses, disbursements and advances of the trustee, its agents and counsel, and (ii) all events of default with respect to the Notes, other than the nonpayment of the principal of (or premium, if any, on) or interest on such Notes that have become due solely by such declaration of acceleration, have been cured or waived. No such rescission will affect any subsequent default or impair any right consequent thereon.

No holder of Notes will have any right to institute any proceeding, judicial or otherwise, with respect to the Indenture, or for the appointment of a receiver or trustee, or for any other remedy under the Indenture, unless:

(i)                 such holder has previously given written notice to the trustee of a continuing event of default with respect to the Notes;

(ii)              the holders of not less than 25% in principal amount of the outstanding Notes have made written request to the trustee to institute proceedings in respect of such event of default;

(iii)           such holder or holders have offered to the trustee indemnity, security, or both, satisfactory to the trustee, against the costs, expenses and liabilities to be incurred in compliance with such request;

(iv)          the trustee for 60 days after its receipt of such notice, request and offer of indemnity and/or security has failed to institute any such proceeding; and

(v)             no direction inconsistent with such written request has been given to the trustee during such 60-day period by the holders of a majority in principal amount of the outstanding Notes.

Notwithstanding any other provision in the Indenture, the holder of any Note will have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any, on) and interest, if any, on such Note on the stated maturity or maturity expressed in such Note (or, in the case of redemption, on the redemption date or, in the case of repayment at the option of the holders, on the repayment date) and to institute suit for the enforcement of any such payment, and such rights will not be impaired without the consent of such holder.

The trustee will be under no obligation to exercise any of the rights or powers vested in it by the Indenture at the request or direction of any of the holders of the Notes unless such holders have offered to the trustee security and/or indemnity satisfactory to the trustee against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to the foregoing, the holders of a majority in principal amount of the outstanding Notes will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee or exercising any trust or power conferred on the trustee with respect to the Notes, provided that (i) such direction may not be in conflict with any rule of law or with the Indenture, (ii) the trustee may take any other action deemed proper by the trustee that is not inconsistent with such direction and (iii) the trustee need not take any action that it determines in good faith may involve it in personal liability or be unjustly prejudicial to the holders of Notes not consenting (it being understood that the Trustee shall have no duty or obligation to determine if such action is unjustly prejudicial to such holders).

The holders of not less than a majority in principal amount of the outstanding Notes may on behalf of the holders of all of the Notes waive any past default under the Indenture with respect to the Notes and its consequences, except a default (i) in the payment of (or premium, if any, on) or interest, if any, on any Note, or (ii) in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the holder of each outstanding Note affected. Upon any such waiver, such default will cease to exist, and any event of default arising therefrom will be deemed to have been cured, for every purpose, but no such waiver may extend to any subsequent or other default or event of default or impair any right consequent thereto.

We are required to deliver to the trustee, within 120 days after the end of each fiscal year, an officers’ certificate as to the knowledge of the signers whether we are in default in the performance of any of the terms, provisions or conditions of the Indenture.

Within 90 days after the occurrence of any default under the Indenture with respect to the Notes, the trustee must transmit notice of such default known to the trustee, unless such default has been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any, on) or interest, if any, on any Note, the trustee will be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors of the trustee in good faith determines that withholding of such notice is in the interest of the holders of the Notes.

Satisfaction and Discharge; Defeasance

We may satisfy and discharge our obligations under the Indenture by delivering to the security registrar for cancellation all outstanding Notes or by depositing with the trustee or delivering to the holders, as applicable, after the Notes have become due and payable, or otherwise, moneys sufficient to pay all of the outstanding Notes and paying all other sums payable under the Indenture by us. Such discharge is subject to terms contained in the Indenture.

In addition, the Notes are subject to defeasance and covenant defeasance, in each case, in accordance with the terms of the Indenture.

Trustee

U.S. Bank Trust Company, National Association is the trustee, security registrar and paying agent.

U.S. Bank Trust Company, National Association, in each of its capacities, including without limitation as trustee, security registrar and paying agent, assumes no responsibility for the accuracy or completeness of the information concerning us or our affiliates or any other party contained in this document or the related documents or for any failure by us or any other party to disclose events that may have occurred and may affect the significance or accuracy of such information, or for any information provided to it by us, including but not limited to settlement amounts and any other information. U.S. Bank Trust Company, National Association’s address is 100 Wall Street, 6th Floor, New York, New York 10005, USA.

We may maintain banking relationships in the ordinary course of business with the trustee and its affiliates.

Governing Law

The indenture provides that it and the Notes will be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws that would cause the application of laws of another jurisdiction.

Book-Entry, Settlement and Clearance

Global Notes

The Notes sold outside the United States pursuant to Regulation S will initially be in registered form represented by a global note (the “Regulation S Global Note”, together with the 144A Global Note (as defined below), the “Global Notes”). The Regulation S Global Note will be deposited, on the closing date, with a common depositary and registered in the name of the nominee of the common depositary for the accounts of Euroclear and Clearstream.

The Notes sold within the United States to QIBs pursuant to Rule 144A will initially be represented by a global note in registered form without interest coupons attached ( the “144A Global Note”). The 144A Global Note will be deposited, on the closing date, with a custodian for DTC, and registered in the name of Cede & Co., as nominee for DTC.

Ownership of beneficial interests in a Global Note will be limited to persons who have accounts with the DTC, Euroclear or Clearstream or DTC, Euroclear or Clearstream participants, or persons who hold interests through DTC, Euroclear or Clearstream participants. We expect that under procedures established by DTC:

•                  upon deposit of a Global Note with DTC, Euroclear or Clearstream’s custodian, DTC, Euroclear or Clearstream will credit portions of the principal amount of the Global Note to the accounts of the DTC, Euroclear or Clearstream participants designated by the initial purchasers; and

•                  ownership of beneficial interests in a Global Note will be shown on, and transfer of ownership of those interests will be effected only through, records maintained by DTC (with respect to interests of DTC, Euroclear or Clearstream participants) and the records of DTC, Euroclear or Clearstream participants (with respect to other owners of beneficial interests in the Global Note).

Beneficial interests in Global Notes may not be exchanged for Notes in physical, certificated form except in the limited circumstances described below.

Book-Entry Procedures for Global Notes

All interests in the Global Notes will be subject to the operations and procedures of DTC. We provide the following summary of those operations and procedures solely for the convenience of investors. The operations and procedures of DTC are controlled by that settlement system and may be changed at any time. Neither we nor the initial purchasers are responsible for those operations or procedures.

DTC has advised us that it is:

•                  a limited purpose trust company organized under the laws of the State of New York;

•                  a “banking organization” within the meaning of the New York State Banking Law;

•                  a member of the Federal Reserve System;

•                  a “clearing corporation” within the meaning of the Uniform Commercial Code; and

•                  a “clearing agency” registered under Section 17A of the Exchange Act.

DTC was created to hold securities for its participants and to facilitate the clearance and settlement of securities transactions between its participants through electronic book-entry changes to the accounts of its participants. DTC’s participants include securities brokers and dealers, including the initial purchasers; banks and trust companies; clearing corporations and other organizations. Indirect access to DTC’s system is also available to others such as banks, brokers, dealers and trust companies; these indirect participants clear through or maintain a custodial relationship with a DTC participant, either directly or indirectly. Investors who are not DTC participants may beneficially own securities held by or on behalf of DTC only through DTC participants or indirect participants in DTC.

Euroclear and Clearstream hold securities for participating organizations. They also facilitate the clearance and settlement of securities transactions between their respective participants through electronic book-entry changes in the accounts of such participants. Euroclear and Clearstream provide various services to their participants, including the safekeeping, administration, clearance, settlement, lending and borrowing of internationally traded securities. Euroclear and Clearstream interface with domestic securities markets. Euroclear and Clearstream participants are financial institutions such as underwriters, securities brokers and dealers, banks, trust companies and certain other organizations. Indirect access to Euroclear and Clearstream is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Euroclear and Clearstream participant, either directly or indirectly.

So long as the Notes are held in global form, Euroclear, Clearstream and/or DTC, as applicable, (or their respective nominees) will be considered the sole holders of Global Notes for all purposes under the indenture. As such, participants must rely on the procedures of Euroclear, Clearstream and/or DTC and indirect participants must rely on the procedures of Euroclear, Clearstream and/ or DTC and the participants through which they own interests in the Notes, or Book-Entry Interests, in order to exercise any rights of holders under the indenture.

So long as DTC, Euroclear or Clearstream’s nominee is the registered owner of a Global Note, that nominee will be considered the sole owner or holder of the Notes represented by that Global Note for all purposes under the indenture. Except as provided below, owners of beneficial interests in a Global Note:

•                  will not be entitled to have Notes represented by the Global Note registered in their names;

•                  will not receive or be entitled to receive physical, certificated Notes; and

•                  will not be considered the owners or holders of the Notes under the indenture for any purpose, including with respect to the giving of any direction, instruction or approval to the trustee under the indenture.

As a result, each investor who owns a beneficial interest in a Global Note must rely on the procedures of DTC, Euroclear or Clearstream to exercise any rights of a holder of Notes under the indenture (and, if the investor is not a participant or an indirect participant in DTC, Euroclear or Clearstream, on the procedures of the DTC, Euroclear or Clearstream participant through which the investor owns its interest).

Payments of principal and interest with respect to the Notes represented by a Global Note will be made by the trustee to DTC, Euroclear or Clearstream’s nominee as the registered holder of the Global Note. Neither we nor the trustee will have any responsibility or liability for the payment of amounts to owners of beneficial interests in a Global Note, for any aspect of the records relating to or payments made on account of those interests by DTC, Euroclear or Clearstream, or for maintaining, supervising or reviewing any records of DTC, Euroclear or Clearstream relating to those interests.

Payments by participants and indirect participants in DTC, Euroclear or Clearstream to the owners of beneficial interests in a Global Note will be governed by standing instructions and customary industry practice and will be the responsibility of those participants or indirect participants and DTC, Euroclear or Clearstream.

Transfers between participants in DTC, Euroclear or Clearstream will be effected under DTC, Euroclear or Clearstream’s procedures and will be settled in same-day funds.

Cross-market transfers of beneficial interests in Global Notes between DTC participants, on the one hand, and Euroclear or Clearstream participants, on the other hand, will be effected within DTC through the DTC participants that are acting as depositaries for Euroclear and Clearstream. To deliver or receive an interest in a Global Note held in a Euroclear or Clearstream account, an investor must send transfer instructions to Euroclear or Clearstream, as the case may be, under the rules and procedures of that system and within the established deadlines of that system. If the transaction meets its settlement requirements, Euroclear or Clearstream, as the case may be, will send instructions to its DTC depositary to take action to effect final settlement by delivering or receiving interests in the relevant Global Notes in DTC, and making or receiving payment under normal procedures for same-day funds settlement applicable to DTC. Euroclear and Clearstream participants may not deliver instructions directly to the DTC depositaries that are acting for Euroclear or Clearstream.

Because the settlement of cross-market transfers takes place during New York business hours, DTC participants may employ their usual procedures for sending securities to the applicable DTC participants acting as depositaries for Euroclear and Clearstream. The sale proceeds will be available to the DTC participant seller on the settlement date. Thus, to a DTC participant, a cross-market transaction will settle no differently from a trade between two DTC participants. Because of time zone differences, the securities account of a Euroclear or Clearstream participant that purchases an interest in a Global Note from a DTC participant will be credited on the business day for Euroclear or Clearstream immediately following the DTC settlement date. Cash received in Euroclear or Clearstream from the sale of an interest in a Global Note to a DTC participant will be reflected in the account of the Euroclear of Clearstream participant the following business day, and receipt of the cash proceeds in the Euroclear or Clearstream participant’s account will be back-valued to the date on which settlement occurs in New York. DTC, Euroclear and Clearstream have agreed to the above procedures to facilitate transfers of interests in the Global Notes among participants in those settlement systems. However, the settlement systems are not obligated to perform these procedures and may discontinue or change these procedures at any time. Neither we nor the trustee will have any responsibility or liability for the performance by DTC, Euroclear or Clearstream or their participants or indirect participants of their obligations under the rules and procedures governing their operations, including maintaining, supervising or reviewing the records relating to, or payments made on account of, beneficial ownership interests in Global Notes.

Certificated Notes

Notes in physical, certificated form will be issued and delivered to each person that DTC, Euroclear or Clearstream identifies as a beneficial owner of the related Notes only if:

•                  DTC, Euroclear or Clearstream notifies us at any time that it is unwilling or unable to continue as depositary for the Global Notes and a successor depositary is not appointed within 90 days;

•                  DTC ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed within 90 days; or

•                  an event of default with respect to the Notes has occurred and is continuing and such beneficial owner requests that its Notes be issued in physical, certificated form.

Transfers

Book-Entry Interests in the 144A Global Note, or 144A Book-Entry Interests, may be transferred to a person who takes delivery in the form of Book-Entry Interests in the Regulation S Global Note, or Regulation S Book-Entry Interests, only upon delivery by the transferor of a written certification (in the form provided in the indenture) to the effect that such transfer is being made in accordance with Regulation S. Prior to 40 days after the date of initial issuance of the Notes, Regulation S Book-Entry Interests will be limited to persons that have accounts with Euroclear, Clearstream or DTC or persons who hold interests through Euroclear, Clearstream or DTC, and any sale or transfer of such interest to U.S. persons will not be permitted during such periods unless such resale or transfer is made pursuant to Rule 144A. Regulation S Book-Entry Interests may be transferred to a person who takes delivery in the form of 144A Book-Entry Interests only upon delivery by the transferor of a written certification (in the form provided in the indenture) to the effect that such transfer is being made to a person whom the transferor reasonably believes is a QIB within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A or otherwise in accordance with the transfer restrictions described under “— Transfer Restrictions” and in accordance with any applicable securities laws of any other jurisdiction.

CERTAIN MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The exchange of Restricted Notes for Exchange Notes in the exchange offer will not constitute a taxable event to holders for U.S. federal income tax purposes. Consequently, you will not recognize gain or loss upon receipt of an Exchange Note, the holding period of the Exchange Note will include the holding period of the Restricted Note exchanged therefor and the basis of the Exchange Note will be the same as the basis of the Restricted Note exchanged therefor immediately before the exchange.

In any event, persons considering the exchange of Restricted Notes for Exchange Notes should consult their own tax advisors concerning the U.S. federal income tax consequences in light of their particular situations as well as any consequences arising under the laws of any other taxing jurisdiction.

FINANCIAL HIGHLIGHTS

The following table of financial highlights is intended to help a prospective investor understand the Company’s financial performance for the periods shown. The financial data set forth in the following table as of and for the years ended December 31, 2021 and 2020 are derived from our consolidated financial statements, which have been audited by Deloitte & Touche LLP, an independent registered public accounting firm whose reports thereon are incorporated by reference in this prospectus, certain documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which may be obtained from www.sec.gov or upon request. You should read these financial highlights in conjunction with our consolidated financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” incorporated by reference in this prospectus, any documents incorporated by reference in this prospectus or the accompanying prospectus supplement, or the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q filed with the SEC.

	For the year ended
	December 31, 2021	December 31, 2020
Per Share Data:(1)
Net asset value, beginning of period	$20.08	$20.00
Net investment income (loss)	2.34	1.41
Net unrealized and realized gain (loss)(2)	0.52	(0.28)
Net increase (decrease) in net assets resulting from operations	2.86	1.13
Distributions declared	(2.07)	(1.30)
Issuance of common stock	0.04	0.25
Total increase (decrease) in net assets	0.83	0.08
Net asset value, end of period	$20.91	$20.08
Shares outstanding, end of period	56,838,027	15,024,425
Total return based on net asset value(3)	14.83%	7.07%
Ratio/Supplemental Data (all amounts in thousands except ratios):
Net assets, end of period	$1,188,587	$301,620
Weighted average shares outstanding(4)	31,159,302	7,559,426
Ratio of net expenses to average net assets	6.77%	7.02%
Ratio of expenses before waivers to average net assets	8.26%	8.20%
Ratio of net investment income to average net assets	10.55%	6.62%
Asset coverage ratio	195.10%	190.35%
Portfolio turnover rate	27.18%	31.11%

(1)         The per share data was derived by using the weighted average shares outstanding during the period.

(2)         For the year ended December 31, 2021 and December 31, 2020, the amount shown does not correspond with the aggregate amount for the period as it includes the effect of the timing of capital transactions.

(3)         Total return (not annualized) is calculated assuming a purchase of common stock at the opening of the first day of the period and a sale on the closing of the last business day of the period. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Company’s dividend reinvestment plan.

(4)         For the year ended December 31, 2020, weighted average shares outstanding was calculated for the period from February 5, 2020, the date of first external issuance of shares through December 31, 2020.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information in “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Part II, Item 7 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

The information in “Quantitative and Qualitative Disclosures About Market Risk” in Part II, Item 7A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

PLAN OF DISTRIBUTION

Each broker-dealer that receives Exchange Notes for its own account pursuant to the exchange offer in exchange for Restricted Notes where such Restricted Notes were acquired as a result of market-making or other trading activities must acknowledge that it will deliver a prospectus in connection with any resale or other transfer of such Exchange Notes. This prospectus, as it may be amended or supplemented from time to time, may be used by such a broker-dealer in connection with resales or other transfers of such Exchange Notes. To the extent any such broker-dealer participates in the exchange offer, we have agreed that, for a period of up to 180 days after the completion of the exchange offer, upon request of such broker-dealer, we will make this prospectus, as amended or supplemented, available to such broker-dealer for use in connection with any such resales or other transfers of Exchange Notes, and will deliver as many additional copies of this prospectus and each amendment or supplement to this prospectus and any documents incorporated by reference in this prospectus as such broker-dealer may reasonably request.

We will not receive any proceeds from any resales or other transfers of Exchange Notes by such broker-dealers. Exchange Notes received by such broker-dealers for their own accounts pursuant to the exchange offer may be resold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of these methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or at negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer or the purchasers of any such Exchange Notes. Any such broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the exchange offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an “underwriter” of the Exchange Notes within the meaning of the 1933 Act, and any profit on any such resale of Exchange Notes and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the 1933 Act. The accompanying Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, such broker-dealer will not be deemed to admit that it is an “underwriter” of the Exchange Notes within the meaning of the 1933 Act.

BUSINESS OF THE COMPANY

The information in “Business” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

REGULATION OF THE COMPANY

The information in “Business—Regulation as a Business Development Company” in Part I, Item 1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

SENIOR SECURITIES

Information about the Company’s senior securities is shown as of the dates indicated in the below table. This information about the Company’s senior securities should be read in conjunction with the Company’s audited consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein. Deloitte & Touche LLP’s report on the senior securities table as of December 31, 2021, December 31, 2020 and December 31, 2019 is attached as an exhibit to the registration statement of which this prospectus is a part.

Class and Period	Total Amount Outstanding (1) ($ in millions)	Asset Coverage per Unit(2) ($ in millions)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
CIBC Subscription Facility
December 31, 2021	310.35	1,951.0	—	N/A
December 31, 2020	333.85	1,903.5	—	N/A
December 31, 2019	—	—	—	N/A
BNP Funding Facility
December 31, 2021	463.5	1,951.0	—	N/A
December 31, 2020	—	—	—	N/A
December 31, 2019	—	—	—	N/A
Truist Credit Facility
December 31, 2021	476.00	1,951.0	—	N/A
December 31, 2020	—	—	—	N/A
December 31, 2019	—	—	—	N/A

(1)         Total amount of each class of senior securities outstanding at the end of the period presented.

(2)         Asset coverage per unit is the ratio of the carrying value of our total assets, less all liabilities excluding indebtedness represented by senior securities in this table, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)         The amount to which such class of senior security would be entitled upon our involuntary liquidation in preference to any security junior to it. The “-” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)         Not applicable because the senior securities are not registered for public trading.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2021 for each portfolio company in which the Company had an investment. Percentages shown for class of securities held by the Company represent percentage of the class owned and do not necessarily represent voting ownership or economic ownership. Other than these investments, the Company’s only formal relationships with its portfolio companies are the significant managerial assistance that the Company may provide upon request.

The Board of Directors approved the valuation of the Company’s investment portfolio, as of December 31, 2021, at fair value as determined in good faith using a consistently applied valuation process in accordance with the Company’s documented valuation policy that has been reviewed and approved by the Board of Directors, who also approve in good faith the valuation of such securities as of the end of each quarter. For more information relating to the Company’s investments, see the Company’s financial statements incorporated by reference in this prospectus.

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Jonathan Acquisition Company	Irvine Technology Center, 250 Commerce Suite 100, Irvine, CA 92602, United States	Aerospace and Defense	First Lien Debt	L + 5.00%	6.00%	12/22/2026		2,739	2,671	2,671
PCX Holding Corp.	300 Fenn Rd, Newington, CT 06111	Aerospace and Defense	First Lien Debt	L + 6.25%	7.25%	4/22/2027		18,417	18,250	18,417
PCX Holding Corp.	300 Fenn Rd, Newington, CT 06111	Aerospace and Defense	First Lien Debt	L + 6.25%	7.25%	4/22/2027		7,386	7,309	7,386
PCX Holding Corp.	300 Fenn Rd, Newington, CT 06111	Aerospace and Defense	First Lien Debt	L + 6.25%	7.25%	4/22/2027		—	(16)	—
Two Six Labs, LLC	901 N Stuart St, Arlington, VA 22203	Aerospace and Defense	First Lien Debt	L + 5.50%	6.25%	8/20/2027		11,070	10,859	10,960
Two Six Labs, LLC	901 N Stuart St, Arlington, VA 22203	Aerospace and Defense	First Lien Debt	L + 5.50%	6.25%	8/20/2027		—	(40)	(43)
Two Six Labs, LLC	901 N Stuart St, Arlington, VA 22203	Aerospace and Defense	First Lien Debt	L + 5.50%	6.25%	8/20/2027		—	(40)	(21)
									38,993	39,370
Omni Intermediate Holdings, LLC	921 W Bethel Rd, Building 200, Suite 201, Coppell, TX 75019	Air Freight and Logistics	First Lien Debt	L + 5.00%	6.00%	12/30/2026		10,621	10,516	10,516

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Omni Intermediate Holdings, LLC	921 W Bethel Rd, Building 200, Suite 201, Coppell, TX 75019	Air Freight and Logistics	First Lien Debt	L + 5.00%	6.00%	12/30/2026		1,195	1,176	1,176
Omni Intermediate Holdings, LLC	921 W Bethel Rd, Building 200, Suite 201, Coppell, TX 75019	Air Freight and Logistics	First Lien Debt	L + 5.00%	6.00%	12/30/2026		266	256	256
									11,948	11,948
CC SAG Holdings Corp. (Spectrum Automotive)	302 Bridges Rd Suite 240, Fairfield, NJ 07004	Auto Components	First Lien Debt	L + 5.75	6.50%	6/29/2028		23,890	23,553	23,613
CC SAG Holdings Corp. (Spectrum Automotive)	302 Bridges Rd Suite 240, Fairfield, NJ 07004	Auto Components	First Lien Debt	L + 5.75	6.50%	6/29/2028		2,167	2,105	2,091
CC SAG Holdings Corp. (Spectrum Automotive)	302 Bridges Rd Suite 240, Fairfield, NJ 07004	Auto Components	First Lien Debt	L + 5.75	6.50%	06/29/2027		—	(12)	(10)
Sonny’s Enterprises, Inc.	5605 Hiatus Road Tamarac, FL 33321	Auto Components	First Lien Debt	L + 5.50%	6.50%	8/5/2026		7,075	6,938	6,938
Sonny’s Enterprises, Inc.	5605 Hiatus Road Tamarac, FL 33321	Auto Components	First Lien Debt	L + 5.75%	7.75%	8/5/2026		5,414	5,321	5,321
Sonny’s Enterprises, Inc.	5605 Hiatus Road Tamarac, FL 33321	Auto Components	First Lien Debt	L + 5.75%	7.75%	8/5/2026		14,447	14,203	14,203
Sonny’s Enterprises, Inc.	5605 Hiatus Road Tamarac, FL 33321	Auto Components	First Lien Debt	L + 5.50%	6.50%	8/5/2026		—	(410)	(410)
									51,698	51,746
ARI Network Services, Inc.	26600 SW Parkway Avenue, Suite 400, Wilsonville, OR 97070	Automobiles	First Lien Debt	L + 6.50%	7.50%	2/28/2025		20,931	20,563	20,767

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
ARI Network Services, Inc.	26600 SW Parkway Avenue, Suite 400, Wilsonville, OR 97070	Automobiles	First Lien Debt	L + 6.50%	7.50%	2/28/2025		3,667	3,603	3,639
ARI Network Services, Inc.	26600 SW Parkway Avenue, Suite 400, Wilsonville, OR 97070	Automobiles	First Lien Debt	L + 6.50%	7.50%	2/28/2025		1,333	1,281	1,310
Summit Buyer, LLC	7475 Roswell Rd Sandy Springs, GA 30328	Automobiles	First Lien Debt	L + 5.00%	6.00%	1/14/2026		22,344	21,923	22,167
Summit Buyer, LLC	7475 Roswell Rd Sandy Springs, GA 30328	Automobiles	First Lien Debt	L + 5.00%	6.00%	1/14/2026		18,887	18,416	18,630
Summit Buyer, LLC	7475 Roswell Rd Sandy Springs, GA 30328	Automobiles	First Lien Debt	L + 5.00%	6.00%	1/14/2026		—	(43)	(19)
Turbo Buyer, Inc.	25541 Commercentre Drive, Suite 100, Lake Forest CA 92630	Automobiles	First Lien Debt	L + 6.00%	7.00%	12/02/2025		38,325	37,645	37,580
Turbo Buyer, Inc.	25541 Commercentre Drive, Suite 100, Lake Forest CA 92630	Automobiles	First Lien Debt	L + 6.00%	7.00%	12/02/2025		36,890	36,086	36,142
Vehlo Purchaser, LLC	2035 Lakeside Centre Way Knoxville TN, 37922,	Automobiles	First Lien Debt	L + 5.00%	5.75%	8/27/2027		27,154	26,638	26,725
Vehlo Purchaser, LLC	2035 Lakeside Centre Way Knoxville TN, 37922	Automobiles	First Lien Debt	L + 5.00%	5.75%	8/27/2027		7,875	7,614	7,568
Vehlo Purchaser, LLC	2035 Lakeside Centre Way Knoxville TN, 37922	Automobiles	First Lien Debt	L + 5.00%	5.75%	8/27/2027		1,167	1,057	1,074
									174,783	175,583

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
GraphPad Software, LLC	2365 Northside Dr., Suite 560, San Diego, CA 92108	Biotechnology	First Lien Debt	L + 5.50%	6.50%	04/27/2027		15,110	14,971	14,971
GraphPad Software, LLC	2365 Northside Dr., Suite 560, San Diego, CA 92108	Biotechnology	First Lien Debt	L + 6.00%	7.00%	04/27/2027		—	(16)	(16)
									14,955	14,955
365 Retail Markets, LLC	1743 Maplelawn Drive, Troy, MI, 48084	Commercial Services & Supplies	First Lien Debt	L + 4.75%	5.75%	12/23/2026		17,456	17,167	17,238
365 Retail Markets, LLC	1743 Maplelawn Drive, Troy, MI, 48084.	Commercial Services & Supplies	First Lien Debt	L + 4.75%	5.75%	12/23/2026		—	(34)	(34)
365 Retail Markets, LLC	1743 Maplelawn Drive, Troy, MI, 48084	Commercial Services & Supplies	First Lien Debt	L + 4.75%	5.75%	12/23/2026		800	754	765
Capstone Acquisition Holdings, Inc.	30 Technology Parkway South Suite 200 -Peachtree City, GA 30092	Commercial Services & Supplies	First Lien Debt	L + 4.75%	5.75%	11/12/2027		3,460	3,433	3,460
Capstone Acquisition Holdings, Inc.	30 Technology Parkway South Suite 200 -Peachtree City, GA 30092	Commercial Services & Supplies	First Lien Debt	L + 4.75%	5.75%	11/12/2027		194	191	194
Encore Holdings, LLC	70 Bacon Street Pawtucket, RI 02860	Commercial Services & Supplies	First Lien Debt	L + 4.50%	5.25%	11/23/2028		1,868	1,836	1,836
Encore Holdings, LLC	70 Bacon Street Pawtucket, RI 02860	Commercial Services & Supplies	First Lien Debt	L + 4.50%	5.25%	11/23/2028		512	477	477
Encore Holdings, LLC	70 Bacon Street Pawtucket, RI 02860	Commercial Services & Supplies	First Lien Debt	L + 4.50%	5.25%	11/23/2027		—	(9)	(9)
FLS Holding, Inc.	171 17th St. NW Suite 1050 Atlanta, GA 30363	Commercial Services & Supplies	First Lien Debt	L + 5.25%	6.25%	12/17/2028		28,750	28,178	28,178

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
FLS Holding, Inc.	171 17th St. NW Suite 1050 Atlanta, GA 30363	Commercial Services & Supplies	First Lien Debt	L + 5.25%	6.25%	12/17/2028		—	(62)	(62)
FLS Holding, Inc.	171 17th St. NW Suite 1050 Atlanta, GA 30363	Commercial Services & Supplies	First Lien Debt	L + 5.25%	6.25%	12/17/2027		—	(50)	(50)
KWOR Acquisition, Inc.	9725 Windermere Blvd, Fishers, IN 46037	Commercial Services & Supplies	First Lien Debt	L + 5.25%	6.00%	12/22/2028		878	865	865
KWOR Acquisition, Inc.	9725 Windermere Blvd, Fishers, IN 46037	Commercial Services & Supplies	First Lien Debt	P + 4.25%	7.50%	12/22/2027		12	10	10
MHE Intermediate Holdings, LLC	3295 Levis Commons Boulevard Perrysburg, OH 43551	Commercial Services & Supplies	First Lien Debt	L + 5.75%	6.75%	07/21/2027		28,678	28,139	28,392
MHE Intermediate Holdings, LLC	3295 Levis Commons Boulevard Perrysburg, OH 43551	Commercial Services & Supplies	First Lien Debt	L + 5.75%	6.75%	07/21/2027		2,160	2,104	2,122
MHE Intermediate Holdings, LLC	3295 Levis Commons Boulevard Perrysburg, OH 43551	Commercial Services & Supplies	First Lien Debt	L + 5.75%	6.75%	07/21/2027		—	(46)	(25)
PDFTron US Acquisition Corp.	500-838 West Hastings Street, Vancouver, British Columbia, Canada	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.50%	07/15/2027		30,723	30,226	29,894
PDFTron US Acquisition Corp.	500-838 West Hastings Street, Vancouver, British Columbia, Canada	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.50%	07/15/2027		6,160	6,044	5,896
PDFTron US Acquisition Corp.	500-838 West Hastings Street, Vancouver, British Columbia, Canada	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.50%	07/15/2026		—	(140)	(208)

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Pritchard Industries, LLC	150 E 42nd St, New York, NY 10017	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.25%	10/13/2027		25,789	25,289	25,289
Pritchard Industries, LLC	150 E 42nd St, New York, NY 10017	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.25%	10/13/2027		—	(59)	(59)
Procure Acquireco, Inc. (Procure Analytics)	3101 Towercreek Parkway, Suite 500 Atlanta, GA 30339	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.25%	12/20/2028		3,968	3,889	3,889
Procure Acquireco, Inc. (Procure Analytics)	3101 Towercreek Parkway, Suite 500 Atlanta, GA 30339	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.25%	12/20/2028		—	(8)	(8)
Procure Acquireco, Inc. (Procure Analytics)	3101 Towercreek Parkway, Suite 500 Atlanta, GA 30339,	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.25%	12/20/2028		—	(5)	(5)
Sherlock Buyer Corp.	5000 Corporate Court, Suite 203, Holtsville, New York 11742	Commercial Services & Supplies	First Lien Debt	L + 5.75%	6.50%	12/08/2028		11,145	10,923	10,923
Sherlock Buyer Corp.	5000 Corporate Court, Suite 203, Holtsville, New York 11742	Commercial Services & Supplies	First Lien Debt	L + 5.75%	6.50%	12/08/2028		—	(32)	(32)
Sherlock Buyer Corp.	5000 Corporate Court, Suite 203, Holtsville, New York 11742	Commercial Services & Supplies	First Lien Debt	L + 5.75%	6.50%	12/08/2027		—	(25)	(25)
Sweep Purchaser, LLC	4141 Rockside Road, Suite 100, Cleveland, OH 44131	Commercial Services & Supplies	First Lien Debt	L + 5.75%	6.75%	11/30/2026		8,793	8,644	8,644
Sweep Purchaser, LLC	4141 Rockside Road, Suite 100, Cleveland, OH 44131	Commercial Services & Supplies	First Lien Debt	L + 5.75%	6.75%	11/30/2026		5,029	4,942	4,942

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Sweep Purchaser, LLC	4141 Rockside Road, Suite 100, Cleveland, OH 44131	Commercial Services & Supplies	First Lien Debt	P + 4.75%	8.00%	11/30/2026		450	427	427
United Flow Technologies Intermediate Holdco II, LLC	1271 Avenue of the Americas, 22nd Floor, New York, New York 10020	Commercial Services & Supplies	First Lien Debt	L + 5.75%	6.75%	10/29/2027		17,100	16,766	16,766
United Flow Technologies Intermediate Holdco II, LLC	1271 Avenue of the Americas, 22nd Floor, New York, New York 10020	Commercial Services & Supplies	First Lien Debt	L + 5.75%	6.75%	10/29/2027		2,400	2,280	2,280
United Flow Technologies Intermediate Holdco II, LLC	1271 Avenue of the Americas, 22nd Floor, New York, New York 10020	Commercial Services & Supplies	First Lien Debt	L + 5.75%	6.75%	10/29/2026		—	(58)	(58)
US Infra Svcs Buyer, LLC	9304 East Verde Grove View Scottsdale, AZ 85255	Commercial Services & Supplies	First Lien Debt	L + 6.50%	7.50%	04/13/2026		16,991	16,734	16,903
US Infra Svcs Buyer, LLC	9304 East Verde Grove View Scottsdale, AZ 85255	Commercial Services & Supplies	First Lien Debt	L + 6.50%	7.50%	04/13/2026		2,398	2,246	2,343
US Infra Svcs Buyer, LLC	9304 East Verde Grove View Scottsdale, AZ 85255	Commercial Services & Supplies	First Lien Debt	L + 6.50%	7.50%	04/13/2026		2,025	1,993	2,013
Valcourt Holdings II, LLC	1300 Rike Dr, Millstone, New Jersey, 08535,	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.50%	01/07/2027		35,431	34,816	35,431
Valcourt Holdings II, LLC	1300 Rike Dr, Millstone, New Jersey, 08535,	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.50%	01/07/2027		2,521	2,405	2,521

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Vessco Midco Holdings, LLC	8217 Upland Circle Chanhassen, MN 55217	Commercial Services & Supplies	First Lien Debt	L + 4.50%	5.50%	11/02/2026		2,735	2,713	2,735
Vessco Midco Holdings, LLC	8217 Upland Circle Chanhassen, MN 55217	Commercial Services & Supplies	First Lien Debt	L + 4.50%	5.50%	11/02/2026		1,472	1,457	1,472
Vessco Midco Holdings, LLC	8217 Upland Circle Chanhassen, MN 55217	Commercial Services & Supplies	First Lien Debt	P + 3.50%	6.75%	10/18/2026		20	16	20
VRC Companies, LLC	5400 Meltech Boulevard, Suite 114,, Memphis, TN38118	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.25%	06/29/2027		49,335	48,644	48,921
VRC Companies, LLC	5400 Meltech Boulevard, Suite 114,, Memphis, TN38118	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.25%	06/29/2027		3,263	3,148	3,193
VRC Companies, LLC	5400 Meltech Boulevard, Suite 114,, Memphis, TN38118	Commercial Services & Supplies	First Lien Debt	L + 5.50%	6.25%	06/29/2027		—	(23)	(14)
									306.205	307,450
KPSKY Acquisition, Inc.	9110 East Nichols Avenue Suite 180 Centennial, CO 80112	Construction & Engineering	First Lien Debt	L + 5.50%	6.25%	10/19/2028		34,557	33,882	33,882
KPSKY Acquisition, Inc.	9110 East Nichols Avenue Suite 180 Centennial, CO 80112	Construction & Engineering	First Lien Debt	P + 4.50%	7.75%	10/19/2028		1,975	1,917	1,917
									35,799	35,799
BP Purchaser, LLC	2650 Galvin Drive Elgin, IL 60124	Containers & Packaging	First Lien Debt	L + 5.50%	6.25%	12/10/2028		17,467	17,120	17,120

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Fortis Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	First Lien Debt	L + 5.50%	6.25%	10/13/2028		19,430	19,051	19,051
Fortis Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	First Lien Debt	L + 5.50%	6.25%	10/13/2028		—	(76)	(76)
Fortis Solutions Group, LLC	2505 Hawkeye Court, Virginia Beach, VA 23452	Containers & Packaging	First Lien Debt	L + 5.50%	6.25%	10/15/2027		—	(52)	(52)
									36,043	36,043
PT Intermediate Holdings III, LLC	1200 Greenbriar Drive Addison, IL 60101	Distributors	First Lien Debt	L + 5.50%	6.25%	11/01/2028		17,400	17,228	17,228
PT Intermediate Holdings III, LLC	1200 Greenbriar Drive Addison, IL 60101	Distributors	First Lien Debt	L + 5.50%	6.25%	11/01/2028		11,521	11,408	11,408
									28,636	28,636
Mammoth Holdings, LLC	1951 Airport Rd., Suite 250, Atlanta, GA 30341	Diversified Consumer Services	First Lien Debt	L + 6.00%	7.00%	10/16/2023		8,117	8,058	8,117
Mammoth Holdings, LLC	1951 Airport Rd., Suite 250, Atlanta, GA 30341	Diversified Consumer Services	First Lien Debt	L + 6.00%	7.00%	10/16/2023		28,858	28,590	28,858
Mammoth Holdings, LLC	1951 Airport Rd., Suite 250, Atlanta, GA 30341	Diversified Consumer Services	First Lien Debt	L + 6.00%	7.00%	10/16/2023		—	(6)	—
									36,642	36,975
SitusAMC Holdings Corporation	150 E 52nd St #4002, New York, NY 10022	Diversified Financial Services	First Lien Debt	L + 5.75%	6.50%	12/22/2027		3,600	3,564	3,564
AMCP Pet Holdings, Inc. (Brightpet)	38281 Industrial Park Road Lisbon, OH 44432	Food Products	First Lien Debt	L + 6.25%	7.25%	10/05/2026		33,825	32,969	33,527

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
AMCP Pet Holdings, Inc. (Brightpet)	38281 Industrial Park Road Lisbon, OH 44432	Food Products	First Lien Debt	L + 6.25%	7.25%	10/05/2026		—	(119)	(44)
AMCP Pet Holdings, Inc. (Brightpet)	38281 Industrial Park Road Lisbon, OH 44432	Food Products	First Lien Debt	L + 6.25%	7.25%	10/05/2026		3,938	3,796	3,886
Nellson Nutraceutical, Inc.	5115 East La Palma Avenue Anaheim, CA 92807	Food Products	First Lien Debt	L + 5.25%	6.25%	12/23/2023		24,606	24,292	24,606
Nellson Nutraceutical, Inc.	5115 East La Palma Avenue Anaheim, CA 92807	Food Products	First Lien Debt	P + 4.25%	7.50%	12/23/2023		66	65	66
Teasdale Foods, Inc. (Teasdale Latin Foods)	3041 Churchill Dr. Ste 100, Flower Mound, TX, 75022-2733	Food Products	First Lien Debt	L + 6.25%; 1.00% PIK	8.25%	12/18/2025		11,148	10,965	10,029
									71,968	72,070
Performance Health Holdings, Inc.	28100 Torch Parkway, Suite 700, Warrenville, IL 60555	Health Care Equipment & Supplies	First Lien Debt	L + 6.00%	7.00%	07/12/2027		10,474	10,278	10,474
Bearcat Buyer, Inc.	6940 Columbia Gateway Drive, Suite 110 Columbia, MD 21046	Health Care Providers & Services	First Lien Debt	L + 4.75%	5.75%	07/09/2026		6,843	6,700	6,843
Bearcat Buyer, Inc.	6940 Columbia Gateway Drive, Suite 110 Columbia, MD 21046	Health Care Providers & Services	First Lien Debt	L + 4.75%	5.75%	07/09/2026		6,262	6,122	6,262
DCA Investment Holdings, LLC	6240 Lake Osprey Drive Sarasota, FL 34240	Health Care Providers & Services	First Lien Debt	L + 6.25%	7.00%	03/12/2027		11,175	11,027	11,175
DCA Investment Holdings, LLC	6240 Lake Osprey Drive Sarasota, FL 34240	Health Care Providers & Services	First Lien Debt	L + 6.25%	7.00%	03/12/2027		1,079	1,053	1,079

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	First Lien Debt	L + 4.75%	5.75%	12/10/2026		1,885	1,866	1,866
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	First Lien Debt	L + 4.75%	5.75%	12/10/2026		424	383	383
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	First Lien Debt	L + 4.75%	5.75%	12/10/2026		—	(4)	(4)
mPulse Mobile, Inc.	16530 Ventura Blvd, Suite 500, Encino, CA 91436	Health Care Providers & Services	First Lien Debt	L + 5.25%	6.00%	12/17/2027		17,500	17,152	17,152
mPulse Mobile, Inc.	16530 Ventura Blvd, Suite 500, Encino, CA 91436	Health Care Providers & Services	First Lien Debt	L + 5.25%	6.00%	12/17/2027		—	(20)	(20)
mPulse Mobile, Inc.	16530 Ventura Blvd, Suite 500, Encino, CA 91436	Health Care Providers & Services	First Lien Debt	L + 5.25%	6.00%	12/17/2027		—	(10)	(10)
Promptcare Infusion Buyer, Inc.	41 Spring Street New Providence, NJ 07974	Health Care Providers & Services	First Lien Debt	L + 6.00%	7.00%	09/01/2027		9,165	8,990	8,948
Promptcare Infusion Buyer, Inc.	41 Spring Street New Providence, NJ 07974	Health Care Providers & Services	First Lien Debt	L + 6.00%	7.00%	09/01/2027		837	792	745
Suveto Buyer, LLC	1000 Texan Trail #270 Grapevine, TX 76051	Health Care Providers & Services	First Lien Debt	L + 4.25%	5.00%	09/09/2027		7,755	7,643	7,608
Suveto Buyer, LLC	1000 Texan Trail #270 Grapevine, TX 76051	Health Care Providers & Services	First Lien Debt	P + 3.25%	6.50%	09/09/2027		590	575	575
									62,269	62,602
Lightspeed Buyer, Inc.	16260 N 71st St #350, Scottsdale, AZ 85254	Health Care Technology	First Lien Debt	L + 5.75%	6.75%	02/03/2026		12,797	12,506	12,229

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Lightspeed Buyer, Inc.	16260 N 71st St #350, Scottsdale, AZ 85254	Health Care Technology	First Lien Debt	L + 5.75%	6.75%	02/03/2026		9,328	9,056	8,734
									21,562	20,963
Electrical Source Holdings LLC	2870 N Ontario St, BURBANK, CA 91504	Industrial Conglomerates	First Lien Debt	L + 5.50%	6.25%	11/25/2025		29,550	29,330	29,550
Electrical Source Holdings LLC	2870 N Ontario St, BURBANK, CA 91504	Industrial Conglomerates	First Lien Debt	L + 5.50%	6.25%	11/25/2025		6,538	6,449	6,538
Electrical Source Holdings LLC	2870 N Ontario St, BURBANK, CA 91504	Industrial Conglomerates	First Lien Debt	L + 5.50%	6.25%	11/25/2025		197	179	197
									35,958	36,285
Foundation Risk Partners, Corp.	1540 Cornerstone Boulevard Suite 230 Daytona Beach, FL 32117	Insurance	First Lien Debt	L + 5.75%	6.50%	10/29/2028		43,291	42,654	42,654
Foundation Risk Partners, Corp.	1540 Cornerstone Boulevard Suite 230 Daytona Beach, FL 32117	Insurance	First Lien Debt	L + 5.75%	6.50%	10/29/2028		5,378	5,269	5,269
Foundation Risk Partners, Corp.	1540 Cornerstone Boulevard Suite 230 Daytona Beach, FL 32117	Insurance	First Lien Debt	L + 5.75%	6.50%	10/29/2027		—	(67)	(67)
Galway Borrower, LLC	1350 Broadway, New York, NY 10018	Insurance	First Lien Debt	L + 5.25%	6.00%	09/29/2028		26,722	26,203	26,260
Galway Borrower, LLC	1350 Broadway, New York, NY 10018	Insurance	First Lien Debt	L + 5.25%	6.00%	09/29/2028		1,843	1,766	1,736
Galway Borrower, LLC	1350 Broadway, New York, NY 10018	Insurance	First Lien Debt	L + 5.25%	6.00%	09/30/2027		—	(39)	(35)

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Higginbotham Insurance Agency, Inc.	500 W 13th St, Fort Worth, TX 76102	Insurance	First Lien Debt	L + 5.50%	6.25%	11/25/2026		14,558	14,374	14,413
Higginbotham Insurance Agency, Inc.	500 W 13th St, Fort Worth, TX 76102	Insurance	First Lien Debt	L + 5.50%	6.25%	11/25/2026		4,110	4,055	4,069
High Street Buyer, Inc.	Harbour View Centre, 333 West Grandview Parkway, Suite 201, Traverse City, Michigan 49684	Insurance	First Lien Debt	L + 6.00%	6.75%	04/14/2028		10,093	9,908	10,093
High Street Buyer, Inc.	Harbour View Centre, 333 West Grandview Parkway, Suite 201, Traverse City, Michigan 49684	Insurance	First Lien Debt	L + 6.00%	6.75%	04/14/2028		37,138	36,402	37,138
High Street Buyer, Inc.	Harbour View Centre, 333 West Grandview Parkway, Suite 201, Traverse City, Michigan 49684	Insurance	First Lien Debt	L + 6.00%	6.75%	04/16/2027		—	(38)	—
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Boulevard, Suite 450, Dallas, TX 75019	Insurance	First Lien Debt	L + 5.50%	6.25%	08/27/2025		58,911	58,193	58,193
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Boulevard, Suite 450, Dallas, TX 75019	Insurance	First Lien Debt	L + 5.75%	6.75%	08/27/2025		24,849	24,545	24,545
Keystone Agency Investors	2600 Commerce Drive Harrisburg, PA 17110	Insurance	First Lien Debt	L + 5.50%	6.50%	05/03/2027		2,003	1,973	1,974

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Keystone Agency Investors	2600 Commerce Drive Harrisburg, PA 17110	Insurance	First Lien Debt	L + 5.50%	6.50%	05/03/2027		—	(38)	(38)
Majesco	412 Mount Kemble Avenue, Suite 110c, Morristown, NJ 07960	Insurance	First Lien Debt	L + 7.25%	8.25%	09/21/2027		23,660	23,104	23,660
Majesco	412 Mount Kemble Avenue, Suite 110c, Morristown, NJ 07960	Insurance	First Lien Debt	L + 7.25%	8.25%	09/21/2026		—	(37)	—
Patriot Growth Insurance Services, LLC	501 Office Center Drive, Suite 215, Ft. Washington, PA 19034	Insurance	First Lien Debt	L + 5.50%	6.25%	10/14/2028		45,812	44,918	44,918
Patriot Growth Insurance Services, LLC	501 Office Center Drive, Suite 215, Ft. Washington, PA 19034	Insurance	First Lien Debt	L + 5.75%	6.75%	10/16/2028		—	(171)	(171)
Patriot Growth Insurance Services, LLC	501 Office Center Drive, Suite 215, Ft. Washington, PA 19034	Insurance	First Lien Debt	L + 5.50%	6.25%	10/14/2027		—	(86)	(86)
Peter C. Foy & Associates Insurance Services, LLC	2500 West Executive Parkway Suite 200 Lehi, UT 84043	Insurance	First Lien Debt	L + 6.00%	6.75%	11/01/2028		17,972	17,796	17,796
Peter C. Foy & Associates Insurance Services, LLC	2500 West Executive Parkway Suite 200 Lehi, UT 84043	Insurance	First Lien Debt	L + 6.00%	6.75%	11/01/2028		3,433	3,392	3,392
Peter C. Foy & Associates Insurance Services, LLC	2500 West Executive Parkway Suite 200 Lehi, UT 84043	Insurance	First Lien Debt	L + 6.00%	6.75%	11/01/2027		—	(8)	(8)

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
RSC Acquisition, Inc.	160 Federal St., 4th Floor, Boston, MA 02110	Insurance	First Lien Debt	L + 5.50%	6.25%	10/30/2026		18,667	18,287	18,484
RSC Acquisition, Inc.	160 Federal St., 4th Floor, Boston, MA 02110	Insurance	First Lien Debt	L + 5.50%	6.25%	10/30/2026		5,911	5,772	5,772
World Insurance Associates, LLC	6565 Shrewsbury Ave, Suite 200, Tinton Falls, NJ 07701	Insurance	First Lien Debt	L + 5.75%	6.75%	04/01/2026		33,658	32,601	32,996
World Insurance Associates, LLC	6565 Shrewsbury Ave, Suite 200, Tinton Falls, NJ 07701	Insurance	First Lien Debt	L + 5.75%	6.75%	04/01/2026		31,487	30,671	30,868
World Insurance Associates, LLC	6565 Shrewsbury Ave, Suite 200, Tinton Falls, NJ 07701	Insurance	First Lien Debt	L + 5.75%	6.75%	04/01/2026		95	74	70
									401,473	403,895
FMG Suite Holdings, LLC	12395 World Trade Dr., Ste 200, San Diego, CA 92128	Interactive Media & Services	First Lien Debt	L + 5.50%	6.50%	10/30/2026		22,253	21,854	22,171
FMG Suite Holdings, LLC	12395 World Trade Dr., Ste 200, San Diego, CA 92128	Interactive Media & Services	First Lien Debt	L + 5.50%	6.50%	10/30/2026		—	(92)	(19)
FMG Suite Holdings, LLC	12395 World Trade Dr., Ste 200, San Diego, CA 92128	Interactive Media & Services	First Lien Debt	L + 5.50%	6.50%	10/30/2026		—	(46)	(10)
MSM Acquisitions, Inc.	7624 Bald Cypress Place Tampa, FL 33614	Interactive Media & Services	First Lien Debt	L + 6.00%	7.00%	12/09/2026		31,890	31,412	31,571
MSM Acquisitions, Inc.	7624 Bald Cypress Place Tampa, FL 33614	Interactive Media & Services	First Lien Debt	L + 6.00%	7.00%	12/09/2026		9,782	9,488	9,419

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
MSM Acquisitions, Inc.	7624 Bald Cypress Place Tampa, FL 33614	Interactive Media & Services	First Lien Debt	P + 5.00%	8.25%	12/09/2026		365	300	326
Triple Lift, Inc.	1400 Lafayette St. 5th Floor, New York, NY 10003	Interactive Media & Services	First Lien Debt	L + 5.75%	6.50%	05/08/2028		27,860	27,345	27,604
Triple Lift, Inc.	1400 Lafayette St. 5th Floor, New York, NY 10003	Interactive Media & Services	First Lien Debt	L + 5.75%	6.50%	05/08/2028		—	(72)	(37)
									90,189	91,025
Atlas Purchaser, Inc.	5 Technology Park Drive Westford, MA 01886	IT Services	First Lien Debt	L + 5.25%	6.00%	05/08/2028		17,413	17,090	17,064
Donuts, Inc.	10500 NE 8th Street Suite 750 Bellevue, WA 98004	IT Services	First Lien Debt	L + 6.00%	7.00%	12/29/2026		18,563	18,237	18,563
Govbrands Intermediate, Inc.	3025 Windward Plaza, Suite 200, Alpharetta, GA, 30005	IT Services	First Lien Debt	L + 5.50%	6.25%	08/04/2027		40,162	39,214	39,214
Govbrands Intermediate, Inc.	3025 Windward Plaza, Suite 200, Alpharetta, GA30005	IT Services	First Lien Debt	L + 5.50%	6.25%	08/04/2027		9,059	8,795	8,795
Govbrands Intermediate, Inc.	3025 Windward Plaza, Suite 200, Alpharetta, GA, 30005	IT Services	First Lien Debt	L + 5.50%	6.25%	08/04/2027		—	(99)	(99)
Recovery Point Systems, Inc.	75 West Watkins Mill Road, Gaithersburg, MD, 20878	IT Services	First Lien Debt	L + 6.50%	7.50%	08/12/2026		41,475	40,805	41,475
Recovery Point Systems, Inc.	75 West Watkins Mill Road, Gaithersburg, MD, 20878	IT Services	First Lien Debt	L + 6.50%	7.50%	08/12/2026		—	(61)	—

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Syntax Systems Ltd	8000 Decarie Boulevard Suite 300 Montreal, Quebec H4P 2S4 Canada	IT Services	First Lien Debt	L + 5.50%	6.25%	10/29/2028		35,811	35,460	35,460
Syntax Systems Ltd	8000 Decarie Boulevard Suite 300 Montreal, Quebec H4P 2S4 Canada	IT Services	First Lien Debt	L + 5.50%	6.25%	10/29/2028		—	(91)	(91)
Syntax Systems Ltd	8000 Decarie Boulevard Suite 300 Montreal, Quebec H4P 2S4 Canada	IT Services	First Lien Debt	L + 5.50%	6.25%	10/29/2026		1,637	1,601	1,601
Thrive Buyer, Inc. (Thrive Networks)	25 Forbes Boulevard Suite 3 Foxborough, MA 02035	IT Services	First Lien Debt	L + 6.00%	7.00%	01/22/2027		20,770	20,402	20,402
Thrive Buyer, Inc. (Thrive Networks)	25 Forbes Boulevard Suite 3 Foxborough, MA 02035	IT Services	First Lien Debt	L + 6.00%	7.00%	01/22/2027		8,031	7,763	7,763
Thrive Buyer, Inc. (Thrive Networks)	25 Forbes Boulevard Suite 3 Foxborough, MA 02035	IT Services	First Lien Debt	L + 6.00%	7.00%	01/22/2027		—	(35)	(35)
Upstack Holdco, Inc.	745 Fifth Avenue, 7th Floor New York, NY 10151	IT Services	First Lien Debt	L + 6.00%	7.00%	08/20/2027		9,844	9,609	9,635
Upstack Holdco, Inc.	745 Fifth Avenue, 7th Floor New York, NY 10151	IT Services	First Lien Debt	L + 6.00%	7.00%	08/20/2027		3,325	3,223	3,232
Upstack Holdco, Inc.	745 Fifth Avenue, 7th Floor New York, NY 10151	IT Services	First Lien Debt	L + 6.00%	7.00%	08/20/2027		—	(23)	(19)
									201,890	202,960

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
GSM Acquisition Corp. (GSM Outdoors)	5250 Frye Road, Irving, TX 75061	Leisure Products	First Lien Debt	L + 5.00%	6.00%	11/16/2026		47,701	47,196	47,701
GSM Acquisition Corp. (GSM Outdoors)	5250 Frye Road, Irving, TX 75061	Leisure Products	First Lien Debt	L + 5.00%	6.00%	11/16/2026		7,199	7,096	7,199
									54,292	54,900
Answer Target Holdco, LLC	Andronaco 4855 Broadmoor Avenue Southeast Kentwood, MI 49512	Machinery	First Lien Debt	L + 6.00%	7.00%	12/30/2026		10,827	10,611	10,611
Answer Target Holdco, LLC	Andronaco 4855 Broadmoor Avenue Southeast Kentwood, MI 49512	Machinery	First Lien Debt	L + 6.00%	7.00%	12/30/2026		—	(16)	(16)
Komline-Sanderson Group, Inc.	12 Holland Avenue, Peapack, NJ 07977	Machinery	First Lien Debt	L + 6.00%	6.50%	03/17/2026		16,798	16,643	16,462
Komline-Sanderson Group, Inc.	12 Holland Avenue, Peapack, NJ 07977	Machinery	First Lien Debt	L + 6.00%	6.50%	03/17/2026		19,263	19,090	18,877
Komline-Sanderson Group, Inc.	12 Holland Avenue, Peapack, NJ 07977	Machinery	First Lien Debt	L + 6.00%	6.50%	03/17/2026		2,294	2,254	2,199
									48,582	48,133
AWP Group Holdings, Inc.	4244 Mount Pleasant Street Northwest, North Canton, OH 44720	Multi-Utilities	First Lien Debt	L + 4.75%	5.75%	12/22/2027		899	888	899
AWP Group Holdings, Inc.	4244 Mount Pleasant Street Northwest, North Canton, OH 44720	Multi-Utilities	First Lien Debt	L + 4.75%	5.75%	12/22/2027		132	129	132

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
AWP Group Holdings, Inc.	4244 Mount Pleasant Street Northwest, North Canton, OH 44720	Multi-Utilities	First Lien Debt	L + 4.75%	5.75%	12/22/2026		43	41	43
Ground Penetrating Radar Systems, LLC	5217 Monroe St. Suite A Toledo, OH 43623	Multi-Utilities	First Lien Debt	L + 4.75%	5.75%	06/26/2026		8,771	8,619	8,771
Ground Penetrating Radar Systems, LLC	5217 Monroe St. Suite A Toledo, OH 43623	Multi-Utilities	First Lien Debt	L + 4.75%	5.75%	06/26/2025		755	728	755
									10,405	10,600
Abacus Data Holdings, Inc. (AbacusNext)	4850 Eastgate Mall San Diego, CA 92121,	Professional Services	First Lien Debt	L + 6.25%	7.25%	03/10/2027		18,806	18,428	18,806
Abacus Data Holdings, Inc. (AbacusNext)	4850 Eastgate Mall San Diego, CA 92121,	Professional Services	First Lien Debt	L + 6.25%	7.25%	03/10/2027		—	(34)	—
Abacus Data Holdings, Inc. (AbacusNext)	4850 Eastgate Mall San Diego, CA 92121,	Professional Services	First Lien Debt	L + 6.25%	7.25%	03/10/2027		210	181	210
Bullhorn, Inc.	100 Summer Street 17th Floor Boston, MA 02110	Professional Services	First Lien Debt	L + 5.75%	6.75%	09/30/2026		9,675	9,573	9,629
Bullhorn, Inc.	100 Summer Street 17th Floor Boston, MA 02110	Professional Services	First Lien Debt	L + 5.75%	6.75%	09/30/2026		—	(25)	(25)
Bullhorn, Inc.	100 Summer Street 17th Floor Boston, MA 02110	Professional Services	First Lien Debt	L + 5.75%	6.75%	09/30/2026		—	(6)	(3)
Citrin Cooperman Advisors, LLC	529 Fifth Avenue, New York, NY 10017	Professional Services	First Lien Debt	L + 5.00%	5.75%	10/01/2027		20,176	19,787	19,787

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Citrin Cooperman Advisors, LLC	529 Fifth Avenue, New York, NY 10017	Professional Services	First Lien Debt	L + 5.00%	5.75%	10/01/2027		—	(83)	(83)
Citrin Cooperman Advisors, LLC	529 Fifth Avenue, New York, NY 10017	Professional Services	First Lien Debt	L + 5.00%	5.75%	10/01/2027		—	(469)	(469)
IQN Holding Corp., dba Beeline	12735 Gran Bay Parkway West, Suite 130 Jacksonville, FL 32258-4467	Professional Services	First Lien Debt	L + 5.50%	6.50%	08/20/2024		44,355	44,205	44,355
IQN Holding Corp., dba Beeline	12735 Gran Bay Parkway West, Suite 130 Jacksonville, FL 32258-4467	Professional Services	First Lien Debt	L + 5.50%	6.50%	08/21/2023		—	(10)	—
									91,547	92,207
Associations, Inc.	5401 N. Central Expressway, Suite 300, Dallas, TX 75205	Real Estate Management & Development	First Lien Debt	L + 4.00%; 2.50% PIK	7.50%	07/02/2027		15,853	15,706	15,853
Associations, Inc.	5401 N. Central Expressway, Suite 300, Dallas, TX 75205	Real Estate Management & Development	First Lien Debt	L + 4.00%; 2.50% PIK	7.50%	07/02/2027		2,723	2,698	2,723
Associations, Inc.	5401 N. Central Expressway, Suite 300, Dallas, TX 75205	Real Estate Management & Development	First Lien Debt	L + 6.50%	7.50%	07/02/2027		11,187	11,083	11,187
Associations, Inc.	5401 N. Central Expressway, Suite 300, Dallas, TX 75205	Real Estate Management & Development	First Lien Debt	L + 6.50%	7.50%	07/02/2027		—	(17)	—
MRI Software, LLC	28925 Fountain Parkway Solon, OH 44139	Real Estate Management & Development	First Lien Debt	L + 5.50%	6.50%	02/10/2026		49,090	48,603	49,090

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
MRI Software, LLC	28925 Fountain Parkway Solon, OH 44139	Real Estate Management & Development	First Lien Debt	L + 5.50%	6.50%	02/10/2026		362	338	362
MRI Software, LLC	28925 Fountain Parkway Solon, OH 44139	Real Estate Management & Development	First Lien Debt	L + 5.50%	6.50%	02/10/2026		—	(15)	—
Zarya Intermediate, LLC	5300 Memorial Drive, Suite 300 , Houston, TX 77007	Real Estate Management & Development	First Lien Debt	L + 6.50%	7.50%	07/01/2027		24,500	24,043	24,500
Zarya Intermediate, LLC	5300 Memorial Drive, Suite 300 , Houston, TX 77007	Real Estate Management & Development	First Lien Debt	L + 6.50%	7.50%	07/01/2027		19,250	18,884	19,250
Zarya Intermediate, LLC	5300 Memorial Drive, Suite 300 , Houston, TX 77007	Real Estate Management & Development	First Lien Debt	L + 6.50%	7.50%	07/01/2027		—	(86)	—
									121,237	122,965
Alert Media, Inc.	901 South MoPac Expressway, Building 3, Suite 500, Austin, TX 78746	Software	First Lien Debt	L + 5.00%	6.00%	04/12/2027		14,000	13,811	13,657
Alert Media, Inc.	901 South MoPac Expressway, Building 3, Suite 500, Austin, TX 78746	Software	First Lien Debt	L + 5.00%	6.00%	04/10/2026		—	(22)	(43)
Appfire Technologies, LLC	1500 District Ave,, Burlington, MA, 01803	Software	First Lien Debt	L + 5.50%	6.50%	03/09/2027		4,663	4,643	4,663
Appfire Technologies, LLC	1500 District Ave,, Burlington, MA, 01803	Software	First Lien Debt	L + 5.50%	6.50%	03/09/2027		—	(59)	—
Assembly Intermediate, LLC	9696 Culver Boulevard Culver City, CA 90232	Software	First Lien Debt	L + 7.00%	8.00%	10/19/2027		20,741	20,337	20,337

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Assembly Intermediate, LLC	9696 Culver Boulevard Culver City, CA 90232	Software	First Lien Debt	L + 7.00%	8.00%	10/19/2027		1,244	1,182	1,182
Assembly Intermediate, LLC	9696 Culver Boulevard Culver City, CA 90232	Software	First Lien Debt	L + 7.00%	8.00%	10/19/2027		—	(40)	(40)
CLEO Communications Holding, LLC	4949 Harrison Ave. Suite #200 Rockford, IL 61108	Software	First Lien Debt	L + 6.75%	7.75%	06/09/2027		39,998	39,628	39,366
CLEO Communications Holding, LLC	4949 Harrison Ave. Suite #200 Rockford, IL 61108	Software	First Lien Debt	L + 6.75%	7.75%	06/09/2027		—	(113)	(197)
Cordeagle US Finco, Inc.	Exchange Tower, 2 Harbour Exchange Square, London, E14 9GE, United Kingdom	Software	First Lien Debt	L + 6.75%	7.75%	07/30/2027		18,200	17,856	18,200
Cordeagle US Finco, Inc.	Exchange Tower, 2 Harbour Exchange Square, London, E14 9GE, United Kingdom	Software	First Lien Debt	L + 6.75%	7.75%	07/30/2027		—	(52)	—
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120	Software	First Lien Debt	L + 5.75%	6.75%	08/04/2025		27,790	27,555	27,790
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120	Software	First Lien Debt	L + 5.75%	6.75%	08/04/2025		860	826	860
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120	Software	First Lien Debt	L + 5.75%	6.75%	08/04/2025		—	(37)	—
GS AcquisitionCo, Inc.	8529 Six Forks Rd. Raleigh, NC 27615	Software	First Lien Debt	L + 5.75%	6.75%	05/22/2026		69,710	69,108	69,361

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
GS AcquisitionCo, Inc.	8529 Six Forks Rd. Raleigh, NC 27615	Software	First Lien Debt	L + 5.75%	6.75%	05/22/2026		—	(26)	(54)
GS AcquisitionCo, Inc.	8529 Six Forks Rd. Raleigh, NC 27615	Software	First Lien Debt	L + 5.75%	6.75%	05/22/2026		1,149	1,125	1,137
Gurobi Optimization, LLC	9450 Southwest Gemini Drive, #90729, Beaverton, OR 97008	Software	First Lien Debt	L + 5.00%	6.00%	12/19/2023		13,226	13,139	13,226
Gurobi Optimization, LLC	9450 Southwest Gemini Drive, #90729, Beaverton, OR 97008	Software	First Lien Debt	L + 5.00%	6.00%	12/19/2023		—	(10)	—
Pound Bidco, Inc.	Prophix 350 Burnhamthorpe Road West Suite 1000 Mississauga, Ontario L5B 3J1 Canada	Software	First Lien Debt	L + 6.50%	7.50%	01/30/2026		9,012	8,854	8,854
Pound Bidco, Inc.	Prophix 350 Burnhamthorpe Road West Suite 1000 Mississauga, Ontario L5B 3J1 Canada	Software	First Lien Debt	L + 6.50%	7.50%	01/30/2026		—	(19)	(19)
Revalize, Inc.	8800 W Baymeadows Way #500, Jacksonville, FL 32256	Software	First Lien Debt	L + 5.25%	6.25%	04/15/2027		19,715	19,570	19,512
Revalize, Inc.	8800 W Baymeadows Way #500, Jacksonville, FL 32256	Software	First Lien Debt	L + 5.25%	6.25%	04/15/2027		—	(1)	(1)
Skykick, Inc.	200 W Thomas St #400, Seattle, WA 98119	Software	First Lien Debt	L + 7.25%	8.25%	09/01/2027		6,300	6,149	6,149

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Skykick, Inc.	200 W Thomas St #400, Seattle, WA 98119	Software	First Lien Debt	L + 7.25%	8.25%	09/01/2027		—	(31)	(31)
Trunk Acquisition, Inc.	3200 Rice Mine Road NE, Tuscaloosa, AL 35406	Software	First Lien Debt	L + 6.00%	7.00%	02/19/2027		9,143	9,052	9,052
Trunk Acquisition, Inc.	3200 Rice Mine Road NE, Tuscaloosa, AL 35406	Software	First Lien Debt	L + 6.00%	7.00%	02/19/2026		—	(9)	(9)
									252,416	252,952
Total First Lien Debt									$2,213,332	$2,224,100
PAI Holdco, Inc.	3 Dakota Drive, Suite 110 New Hyde Park, NY 11042	Auto Components	Second Lien Debt	L + 5.50%, 2.00% PIK	8.50%	10/28/2028		25,509	$24,843	$25,509
Infinite Bidco, LLC	17792 Fitch Irvine, California 92614	Electronic Equipment, Instruments & Components	Second Lien Debt	L + 7.00%	7.50%	03/02/2029		17,000	16,931	17,000
Infinite Bidco, LLC	17792 Fitch Irvine, California 92614	Electronic Equipment, Instruments & Components	Second Lien Debt	L + 7.00%	7.50%	03/02/2029		—	(19)	—
									16,912	17,000
QBS Parent, Inc.	4550 Post Oak Place Dr # 202 Houston, TX 77027	Energy Equipment & Services	Second Lien Debt	L + 8.50%	8.72%	09/21/2026		15,000	14,769	14,748
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	Second Lien Debt	L + 8.00%	9.00%	12/10/2027		3,960	3,881	3,882
Heartland Veterinary Partners, LLC	10 South LaSalle Street, Suite 2120, Chicago, IL 60603	Health Care Providers & Services	Second Lien Debt	L + 8.00%	9.00%	12/10/2027		585	574	574
									4,455	4,456
Aptean, Inc.	4325 Alexander Dr #100, Alpharetta, GA 30022	Industrial Conglomerates	Second Lien Debt	L + 7.00%	7.75%	04/23/2027		5,950	5,950	5,950

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Help/Systems Holdings, Inc.	6455 City West Parkway Eden Prairie, MN 55344	IT Services	Second Lien Debt	L + 6.75%	7.50%	11/19/2027		17,500	17,500	17,500
Idera, Inc.	Brookhollow Central III 2950 North Loop Freeway West, Suite 700, Houston, TX 77092	IT Services	Second Lien Debt	L + 6.75%	7.50%	03/02/2029		3,887	3,860	3,887
Red Dawn SEI Buyer, Inc.	3854 Broadmoor Avenue SE, Grand Rapids, MI 49512	IT Services	Second Lien Debt	L + 8.50%	9.50%	11/20/2026		19,000	18,584	19,000
									39,944	40,387
Flexera Software, LLC	300 Park Blvd, Suite 500, Itasca, IL 60143	Software	Second Lien Debt	L + 7.00%	8.00%	03/03/2029		13,500	13,251	13,500
Total Second Lien Debt									$120,124	$121,550

Familia Intermediate Holdings I Corp. (Teasdale Latin Foods)	3041 Churchill Dr. Ste 100, Flower Mound, TX, 75022-2733		Unsecured Debt	16.25% PIK		06/18/2026		1,800	$1,777	$1,350
Total Unsecured Debt									1,777	1,350
Diligent Corporation	111 West 33rd St., 16th Floor, New York, NY 10120		Preferred Equity	10.50%				5,000	$5,143	$5,295
Integrity Marketing Acquisition, LLC	9111 Cypress Waters Boulevard, Suite 450, Dallas, TX 75019		Preferred Equity	10.50%				3,250,000	3,185	3,185
Revalize, Inc.	8800 W Baymeadows Way #500, Jacksonville, FL 32256		Preferred Equity	11.00%				1,500	1,470	1,470

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Skykick, Inc.	200 W Thomas St #400, Seattle, WA 98119		Preferred Equity					134,101	1,275	1,298
Total Preferred Equity									11,073	11,248
Abacus Data Holdings, Inc. (AbacusNext)	4850 Eastgate Mall, San Diego, CA 92121,		Common Equity				1.10%	29,441	2,944	2,714
BP Purchaser, LLC	2650 Galvin Drive Elgin, IL 60124		Common Equity				0.31%	1,233,333	1,233	1,233
CSC Thrive Holdings, LP (Thrive Networks)	25 Forbes Boulevard Suite 3 Foxborough, MA 02035		Common Equity				0.18%	160,016	411	531
Encore Holdings, LLC	70 Bacon Street, Pawtucket, RI 02860,		Common Equity				0.14%	2,391	275	275
GSM Equity Investors, LP (GSM Outdoors)	5250 Frye Road, Irving, TX 75061		Common Equity				0.17%	4,500	450	1,242
Help HP SCF Investor, LP	6455 City West Parkway Eden Prairie, MN 55344		Common Equity				1.48%		12,460	13,751
mPulse Mobile, Inc.	16530 Ventura Blvd, Suite 500, Encino, CA 91436		Common Equity				0.53%	165,761	1,220	1,220
PCX Holding Corp.	300 Fenn Rd, Newington, CT 06111		Common Equity				0.54%	6,538	654	965
Pet Holdings, Inc. (Brightpet)	38281 Industrial Park Road, Lisbon, OH 44432		Common Equity				1.54%	12,313	1,232	1,052
Pritchard Industries, Inc.	150 E 42nd St, New York, NY 10017		Common Equity				0.74%	1,700,000	1,700	1,700

Investments(1)(5)	Address	Industry	Type of Investment	Reference Rate and Spread	Interest Rate(2)	Maturity Date	% of Class	Par Amount / Units	Cost	Fair Value
Procure Acquiom Financial, LLC (Procure Analytics)	3101 Towercreek, Parkway, Suite 500 Atlanta, GA, 30339		Common Equity				0.22%	1,000,000	1,000	1,000
RPS Group Holdings (Recovery Point Systems, Inc.)	75 West Watkins Mill Road, Gaithersburg, MD, 20878		Common Equity				1.25%	1,000,000	1,000	750
Shelby Co-invest, LP. (Spectrum Automotive)	302 Bridges Rd Suite 240, Fairfield, NJ 07004		Common Equity				0.13%	8,500	850	993
Suveto Buyer, LLC	1000 Texan Trail #270, Grapevine, TX 76051		Common Equity				0.63%	17,000	1,700	1,700
Total Common Equity									27,129	29,126
Total Other Securities									$39,979	$41,724
Total Portfolio Investments									$2,373,435	$2,387,374

FINANCIAL STATEMENTS

The information in “Consolidated Financial Statements and Supplementary Data” in Part II, Item 8 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference. The financial data should be read in conjunction with the Company’s consolidated financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” as incorporated by reference herein.

MANAGEMENT

The information incorporated by reference from the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 14, 2022 in “Directors, Executive Officers and Corporate Governance” Part III, Item 10, “Executive Compensation” in Part III, Item 11 and “Security Ownership of Certain Beneficial Owners and Management and Related Shareholder Matters” in Part III, Item 12 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are incorporated herein by reference.

PORTFOLIO MANAGEMENT

Investment Committee

Our Adviser, an indirect, wholly owned and consolidated subsidiary of Morgan Stanley, was established in 2007 and serves as the investment adviser for various funds, accounts and strategies, including the funds and accounts on the MS Private Credit platform, such as other BDCs, each with a similar investment strategy and investment objective to ours (each an “MS BDC” and, together, the “MS BDCs”). The Adviser has established the Investment Committee to be responsible for the Company’s investment decisions and it is comprised of senior investment professionals of Morgan Stanley Investment Management platform (“IM”) and is chaired by our Chief Executive Officer and President and member of our board of directors, Jeffrey S. Levin, who we consider to be our portfolio manager. The Investment Committee also serves as the investment committee for the other MS BDCs. All investment decisions are reviewed and approved by the Investment Committee, which has principal responsibility for approving new investments and overseeing the management of existing investments.

With over an average of over 22 years of experience, the members of the Investment Committee have significant investing, leveraged finance and risk management experience and provide valuable diligence insights to the Investment Team. The Investment Team leverages the broad experience-set of the Investment Committee to evaluate transactions and develop a framework for seeking appropriate risk-adjusted returns and risk mitigation strategies for target investments.

The members of the Investment Committee are: David N. Miller, Jeffrey S. Levin, Jeffrey Day, Kunal Soni, David Kulakofsky, Sean Sullivan, Ashwin Krishnan, Henry ‘Hank’ D’Alessandro, Toby Norris and Peter Ma.

David N. Miller has served as the Chair of the Board since October 2019. Mr. Miller is the Head of Global Private Credit & Equity at Morgan Stanley and a member of the MSIM operating committee. He also serves as the chair of the board of directors of each of the other MS BDCs. Mr. Miller joined Morgan Stanley in August 2016 and has over 22 years of investing experience. Prior to joining Morgan Stanley, from 2012 to January 2016, Mr. Miller was the President and Chief Executive Officer of Silver Bay Realty Trust Corp. (“Silver Bay”), a publicly traded real estate investment trust he co-founded in 2011 to capitalize on the significant dislocation in the residential housing market. Prior to Silver Bay, Mr. Miller was a Managing Director at Pine River Capital Management and Two Harbors Investment Corp. where he focused on investment strategy and new business development. During the global financial crisis (2008 — 2011), Mr. Miller served in various roles at the U.S. Department of Treasury (“Treasury”), including as the Chief Investment Officer of the Troubled Asset Relief Program where he created complex crisis response investment programs and managed its $700 billion portfolio. Prior to Treasury, Mr. Miller held various investment roles, including as a portfolio manager at HBK Investments and in the Special Situations Group at Goldman Sachs & Co., where he focused on opportunistic investments in public and private debt and equity. Mr. Miller received an M.B.A. from Harvard Business School and a B.A. magna cum laude in Economics from Dartmouth College where he was elected to Phi Beta Kappa. Mr. Miller’s investing experience and experience as a senior officer of several finance companies led our Nominating and Corporate Governance Committee to conclude that Mr. Miller is qualified to serve as a Director.

Jeffrey S. Levin has served as our Chief Executive Officer, President and a member of the Board since October 2019. Mr. Levin is Co-Head of Morgan Stanley’s North America Private Credit team, where he serves on the Investment Committee and is the Portfolio Manager and the Head of Direct Lending. Mr. Levin serves as Chief Executive Officer, President and a member of the board of directors of each of the other MS BDCs. Prior to rejoining IM in February 2019, Mr. Levin was a Partner at The Carlyle Group, and served as President of the firm’s BDCs (TCG BDC, Inc. and TCG BDC II, Inc.) from May 2016 to February 2019. From 2012 to May 2016, Mr. Levin served as the Head of Origination for The Carlyle Group’s Direct Lending platform. Prior to joining The Carlyle Group in 2012, Mr. Levin was a founding member of the MS Private Credit platform, where he was responsible for originating, structuring and executing credit and private equity investments across various industries. Prior to that role, Mr. Levin was a member of the Leveraged & Acquisition Finance Group at Morgan Stanley, where he was responsible for originating and executing high yield bond and leveraged loan transactions. Mr. Levin received a B.B.A. from Emory University. Mr. Levin’s investing experience and experience as a senior officer of other BDCs led our Nominating and Corporate Governance Committee to conclude that Mr. Levin is qualified to serve as a Director.

Jeffrey Day has served on the Adviser’s Investment Committee since 2019. Mr. Day is a Managing Director of Morgan Stanley, a member of the executive team for the Direct Lending strategy and a member of the MS Private Credit Investment Committees. Mr. Day joined Morgan Stanley in 2019 and is a Managing Director at IM. He brings more than 22 years of relevant middle-market private credit investing and leveraged finance experience. Prior to joining Morgan Stanley, Mr. Day was a Managing Director at Madison Capital Funding and was involved in sponsor coverage, capital markets, and fundraising. Prior to Madison Capital, he worked in various underwriting, portfolio management, capital markets and relationship management roles at JP Morgan Chase, CapitalSource Finance and GE Capital. Mr. Day earned a BBA in Finance from the Goizueta Business School at Emory University and his MBA in Finance and Management & Strategy from the J.L. Kellogg School of Management at Northwestern University.

Kunal Soni has served on the Adviser’s Investment Committee since 2019. Mr. Soni is a Managing Director of Morgan Stanley, a member of the executive team for the Direct Lending strategy and a member of the MS Private Credit Investment Committees. Prior to joining MS Private Credit in December 2019, Mr. Soni was Head of the Western Region and Head of the Technology vertical for The Carlyle Group’s Direct Lending strategy from 2015 to 2019. Before joining The Carlyle Group, Mr. Soni was Head of the Western Region for Medley Management (“Medley”) from September 2013 to February 2015. Prior to Medley, Mr. Soni was a Founding Partner and Head of the Western Region for THL Credit (the credit affiliate of THL Partners) from 2007 to 2012. Mr. Soni and two other Partners spun off from Bison Capital Asset Management, a structured equity firm focused only on non-sponsored companies, to launch THL Credit in July 2007 (THL Credit went public in April 2010 on the Nasdaq under the ticker symbol “TCRD”). Prior to THL Credit / Bison Capital, Mr. Soni served in the Investment Banking division of J.P. Morgan and Audit and Transaction Services Group of KPMG LLP. Mr. Soni earned his BA from Emory University.

David Kulakofsky has served on the Adviser’s Investment Committee since 2020. Mr. Kulakofsky is a Managing Director of Morgan Stanley, a member of the executive team for the Direct Lending strategy and a member of the MS Private Credit Investment Committees. Prior to joining MS Private Credit in April 2020, Mr. Kulakofsky was Head of Madison Capital Funding’s Software & Technology Services team and a member of Madison’s Investment Committee. Mr. Kulakofsky joined Madison Capital at its inception in 2001 as an Associate and was a Vice President and Underwriting Team Leader before transitioning to an origination role in 2007. Prior to joining Madison Capital, Mr. Kulakofsky was an Analyst in the Investment Banking group at Robert W. Baird & Co., focusing primarily on industrial M&A transactions. Mr. Kulakofsky earned a B.A. in Economics with a minor in Sociology from Northwestern University and an MBA in Analytical Finance from the J.L. Kellogg School of Management at Northwestern University.

Sean Sullivan has served on the Adviser’s Investment Committee since 2020. Mr. Sullivan is a Managing Director of Morgan Stanley, a member of the executive team for the Direct Lending strategy and a member of the MS Private Credit Investment Committees. Prior to joining MS Private Credit in June 2020, Mr. Sullivan was a Managing Director at Antares Capital, responsible for originating, structuring, and executing private credit investments. Before Antares, Mr. Sullivan was a Managing Director at Solar Capital. Prior to Solar Capital, Mr. Sullivan was a Senior Vice President of Originations at GE Capital focused on the TMT vertical. He also held capital markets structuring and finance positions at GE Capital. Mr. Sullivan graduated from the University of North Carolina — Chapel Hill.

Ashwin Krishnan has served on the Adviser’s Investment Committee since 2019. Mr. Krishnan is Co-Head of North America Private Credit of Private Credit & Equity at Morgan Stanley, a Managing Director of Morgan Stanley and a Co-Portfolio Manager of the Credit Partners strategy. He joined Morgan Stanley in 2003 and has more than 20 years of experience. Prior to joining Morgan Stanley, Mr. Krishnan was in the Communications Investment Banking group at UBS. Mr. Krishnan holds an M.S. in Engineering from Columbia University and a B.S. in Industrial Engineering from Bangalore University, India.

Henry ‘Hank’ D’Alessandro has served on the Adviser’s Investment Committee since 2019. Mr. D’Alessandro is a Managing Director of Morgan Stanley, Vice Chair of MS Private Credit, Co-Portfolio Manager and Chief Investment Officer of the Credit Partners strategy, and Chief Investment Officer of the

Senior Loan investment strategy. He brings more than 29 years of private credit investing and leveraged finance experience. Mr. D’Alessandro is Head of Credit Partners’ Investment and Valuation Committees and is a member of Morgan Stanley’s Private Credit & Equity Executive Committee. He is based in New York. Mr. D’Alessandro joined Morgan Stanley in 1997 and most recently was Vice Chairman of North American Leveraged and Acquisition Finance and Head of U.S. Financial Sponsor Leveraged Finance. Prior to joining Morgan Stanley, he was a Vice President at Chase Securities, Inc. and an Audit Manager at KPMG Peat Marwick. Mr. D’Alessandro holds a B.S., magna cum laude, from Seton Hall University and an MBA from Cornell University. He serves as a member of the Seton Hall University Board of Regents. Mr. D’Alessandro is on the board of directors of Strata Worldwide.

Toby Norris has served on the Investment Committee since 2019. Mr. Norris is Chief Operating Officer and Head of Risk Management for Private Investing at IM. Mr. Norris joined Morgan Stanley in 2011 and risk management experience. Prior to this role Mr. Norris was the head of risk for Merchant Banking and Real Estate Investing. Prior to joining the Firm, Mr. Norris was a senior risk executive at Bank of America Merrill Lynch responsible for managing all credit risk exposure to large corporate borrowers in North America in the general industrials, gaming, sports and other sectors. From 2005 to 2008, Mr. Norris held a series of management positions in Global Risk Management at Merrill Lynch, and was a Managing Director with responsibility for global capital commitments prior to the merger with Bank of America. From 1997 to 2005, Mr. Norris was a leveraged finance and media banker at Merrill Lynch. Mr. Norris received a B.A. in economics from Trinity College and an M.B.A. from the Massachusetts Institute of Technology.

Peter Ma has served on the Adviser’s Investment Committee since 2021. Mr. Ma is a Managing Director of Morgan Stanley, a member of the executive team for the Credit Partners strategy. Prior to joining MS Private Credit in 2021, Mr. Ma was a Partner and Managing Director at Colbeck Capital, responsible for sourcing opportunities and leading investment execution, including diligence, documentation, and portfolio management. Before Colbeck, Mr. Ma was an investment banker at MESA Securities where he advised media and entertainment companies on mergers, acquisitions, and capital raising, with a focus on structured solutions. Mr. Ma graduated from Harvard University with a Bachelor of Arts in Economics.

The foregoing lists of personnel may not be complete lists and are subject to change, at any time, at the discretion of the Adviser, and no assurance can be given that such personnel will remain in their current positions or retain their current functions with regard to the platform or the Company. Also, the Adviser may change the scope of senior management, portfolio management or the Investment Committee’s responsibilities from time to time, or may conduct periodic portfolio reviews through other internal management committees within guidelines and constraints approved by the Investment Committee. The Adviser undertakes no obligation to update the foregoing description relating to senior management, portfolio management or the Investment Committee in the event of a change in personnel or in the scope of responsibilities.

The members of the Investment Committee do not receive any direct compensation from the Company. As of March 31, 2022, Mr. Levin, our portfolio manager, has principal responsibility for approving new investments and overseeing the management of the existing investments of the MS BDCs, which four entities had $8.8 billion in investable capital and advisory fees based on performance, as well as two pooled investment vehicles with $680 million in investable capital, both of which have an advisory fee based on performance. He also has shared responsibility for approving new investments and overseeing the management of the existing investments for one comingled fund which had $750 million in committed capital which has an advisory fee based on performance.  Committed capital includes fee-paying capital committed since inception and investable capital is calculated as total capital raised and actual or target leverage.

Equity Owned by Investment Committee Members

The following table sets forth the dollar range of equity securities of the Company beneficially owned by our portfolio manager based on the net asset value per share of the Company’s common stock as of April 4, 2022.

Dollar Range of Common Stock Beneficially Owned in the Company
Jeffrey S. Levin	Over $100,000

(1)            The dollar ranges used in the above table are: None, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, or over $100,000.

Conflicts of Interest

For a description of the potential conflicts of interest of the Company as well as the allocation of investments among entities advised by the Adviser and its affiliates, see “Item 13—Certain Relationships and Related Transactions, and Director Independence” and the section titled “Investments by Morgan Stanley and Its Affiliated Investment Accounts” of our most recent Annual Report on Form 10-K.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The Company has procedures in place for the review, approval and monitoring of transactions involving the Company and certain persons related to the Company. As a BDC, the Company may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of the independent directors and, in some cases, the prior approval of the SEC. We have received an exemptive order from the SEC that permits us, among other things, to co-invest with certain other persons, including certain affiliates of the Adviser and certain funds managed and controlled by the Adviser and its affiliates, subject to certain terms and conditions.

In addition, we and our Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act (each, a “Code of Ethics”) that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with such Code of Ethics’ requirements. Each Code of Ethics is filed as an exhibit to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 and is available on the SEC’s website at www.sec.gov. You may obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of April 4, 2022, there were 57,196,918.324 shares of the Company’s common stock outstanding.

No person is deemed to control the Company, as such term is defined in the 1940 Act.

The following table sets forth, as of April 4, 2022, information with respect to the beneficial ownership of shares of the Company’s common stock by:

•                  each person known to the Company to beneficially own more than 5% of the outstanding shares of the Company’s common stock;

•                  each of the Company’s directors and each named executive officer; and

•                  all of the Company’s directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on 57,196,918.324 shares of the Company’s common stock outstanding as of April 4, 2022.

To our knowledge, except as indicated in the footnotes to the table, each of the stockholders listed below has sole voting and/or investment power with respect to shares beneficially owned by such stockholder. Unless otherwise indicated by footnote, the address for each listed individual is c/o Morgan Stanley Direct Lending Fund, 1585 Broadway New York, NY 10036

Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our shares is based upon Schedule 13D or Schedule 13G filings by such persons with the SEC and other information obtained from such persons, if available. Such ownership information is as of the date of the applicable filing and may no longer be accurate.

Name of Individual or Identity of Group	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned
Directors and Executive Officers:
Interested Directors
David N. Miller(2)	8,888.689	*
Jeffrey S. Levin	35,481.448	*
Independent Directors
Joan Binstock(3)	18,826.915	*
Bruce Frank(4)	1,890.683	*
Kevin Shannon	17,520.858	*
Adam Metz(5)	35,387.375	*
Executive Officers Who Are Not Directors
Orit Mizrachi	3,555.477	*
Venugopal Rathi	3,555.477	*
Grove Stafford	—	*
All Directors and Executive Officers as a Group (nine persons)	125,106.922	0.22%
Beneficial Ownership of 5% or More:
MS Credit Partners Holdings Inc.(6)	7,104,132.284	12.42%

*                    Represents less than one tenth of one percent.

(1)            For purposes of this table, a person or group is deemed to have “beneficial ownership” of any shares of common stock as of a given date which such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days after such date. For purposes of computing the percentage of outstanding shares of common stock held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of determining the percentage of shares beneficially owned for such person, but is not deemed to be outstanding for the purpose of computing the percentage of beneficial ownership of any other person (except in the case of Directors and executive officers as a group). Except as otherwise noted, each beneficial owner of more than 5% of our common stock and each Director and executive officer has sole voting and/or investment power over the shares reported.

(2)            Mr. Miller is the owner of the MSSB C/F David Nathan Miller IRA, which owns the reported securities.

(3)            Ms. Binstock is the grantor and trustee of the Joan A Binstock Revocable Trust, which owns the reported securities. Ms. Binstock disclaims beneficial ownership of shares of common stock held by the Joan A Binstock Revocable Trust, except to the extent of her pecuniary interest therein.

(4)            Mr. Frank is the owner of the MSSB C/F Bruce Frank IRA, which owns the reported securities.

(5)          Mr. Metz is the settlor and trustee of the Adam Metz 2006 Trust, which owns the reported securities. Mr. Metz disclaims beneficial ownership of shares of common stock held by the Adam Metz 2006 Trust, except to the extent of his pecuniary interest therein.

(6)            MS Credit Partners Holdings Inc., a Delaware corporation, is a wholly-owned subsidiary of MS Holdings Incorporated, a Delaware corporation, which is an indirect wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. The address of each of MS Credit Partners Holdings Inc., MS Holdings Incorporated, and Morgan Stanley is 1585 Broadway, New York, NY 10036. Morgan Stanley has no obligation, contractual or otherwise, to financially support the Company beyond the aggregate capital commitment entered into by MS Credit Partners Holdings Inc. to purchase shares of our common stock. Morgan Stanley has no history of financially supporting any business development companies on the MS Private Credit platform, even during periods of financial distress.

DESCRIPTION OF OUR SECURITIES

The following description is based on relevant portions of the Delaware General Corporation Law (the “DGCL”), our certificate of incorporation and our bylaws. This summary is a description of the material terms of, and is qualified in its entirety by, our certificate of incorporation and bylaws, each of which is incorporated by reference as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and may not contain all of the information that is important to you. We refer you to the DGCL and our certificate of incorporation and bylaws for a more detailed description of the provisions summarized below.

Our authorized stock consists of 100,000,000 shares of Common Stock, par value $0.001 per share, and 1,000,000 shares of preferred stock, par value $0.001 per share. There is currently no market for shares of our Common Stock, and we can offer no assurance that a market for shares of our Common Stock will develop in the future. There are no outstanding options or warrants to purchase shares of our Common Stock. No stock has been authorized for issuance under any equity compensation plan. Under Delaware law, our stockholders generally are not personally liable for our debts or obligations.

All shares of our Common Stock have equal rights as to earnings, assets, dividends and other distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our Common Stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our Common Stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except when their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our Common Stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our Common Stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our Common Stock possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of Common Stock can elect all of our directors, and holders of less than a majority of such shares are not able to elect any directors.

Provisions of the DGCL and Our Certificate of Incorporation and Bylaws

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

The indemnification of our officers and directors is governed by Section 145 of the DGCL, our certificate of incorporation and bylaws. Section 145(a) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if (1) such person acted in good faith, (2) in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation and (3) with respect to any criminal action or proceeding, such person had no reasonable cause to believe the person’s conduct was unlawful.

Section 145(b) of the DGCL empowers a corporation to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the corporation, and except that no indemnification may be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court deems proper.

Section 145 of the DGCL further provides that to the extent that a present or former director or officer is successful, on the merits or otherwise, in the defense of any action, suit or proceeding referred to in subsections (a) and (b) of Section 145, or in defense of any claim, issue or matter therein, such person will be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding. In all cases in which indemnification is permitted under subsections (a) and (b) of Section 145 (unless ordered by a court), it will be made by the corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the applicable standard of conduct has been met by the party to be indemnified. Such determination must be made, with respect to a person who is a director or officer at the time of such determination, (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, (2) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, (3) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (4) by the stockholders. The statute authorizes the corporation to pay expenses incurred by an officer or director in advance of the final disposition of a proceeding upon receipt of an undertaking by or on behalf of the person to whom the advance will be made, to repay the advances if it is ultimately determined that he or she was not entitled to indemnification. Section 145 of the DGCL also provides that indemnification and advancement of expenses permitted under such Section are not to be exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors, or otherwise. Section 145 of the DGCL also authorizes the corporation to purchase and maintain liability insurance on behalf of its directors, officers, employees and agents regardless of whether the corporation would have the statutory power to indemnify such persons against the liabilities insured.

Our certificate of incorporation provides that our directors will not be liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permitted by the current DGCL or as the DGCL may be amended. Section 102(b)(7) of the DGCL provides that the personal liability of a director to a corporation or its stockholders for breach of fiduciary duty as a director may be eliminated except for liability (1) for any breach of the director’s duty of loyalty to the registrant or its stockholders, (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (3) under Section 174 of the DGCL, relating to unlawful payment of dividends or unlawful stock purchases or redemption of stock or (4) for any transaction from which the director derives an improper personal benefit.

Our bylaws provide for the indemnification of any person to the full extent permitted, and in the manner provided, by the current DGCL or as the DGCL may be amended. In addition, we have entered into indemnification agreements with each of our directors in order to effect the foregoing except to the extent that such indemnification would exceed the limitations on indemnification under section 17(h) of the 1940 Act.

As a business development company, we are not permitted to and will not indemnify MS Capital Partners Adviser Inc., our investment adviser, any of our executive officers and directors, or any other person against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office, or by reason of reckless disregard of obligations and duties of such person arising under contract or agreement.

Election of Directors

Our bylaws provide that the affirmative vote of a majority of the total votes cast “for” or “against” a nominee for director at a duly called meeting of stockholders at which a quorum is present is required to elect a director in an uncontested election. In a contested election, directors are elected by a plurality of the votes cast at a meeting of stockholders duly called and at which is a quorum is present. Under our bylaws, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms, with the term of office of only one of the three classes expiring each year. At each annual meeting of stockholders, directors of the class of directors whose term expires at such meeting will be elected to hold office for a term expiring at the third succeeding annual meeting of stockholders following the meeting at which they were elected and until their successors are duly elected and qualified. A classified Board of Directors may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors helps to ensure the continuity and stability of our management and policies.

Number of Directors; Removal; Vacancies

Our certificate of incorporation and bylaws provide that the number of directors will be set only by the Board of Directors. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than the minimum number required by the DGCL. Under the DGCL, unless the certificate of incorporation provides otherwise (which our certificate of incorporation does not), directors on a classified board such as our Board of Directors may be removed only for cause. Under our certificate of incorporation and bylaws, any vacancy on the Board of Directors, including a vacancy resulting from an enlargement of the Board of Directors, may be filled only by vote of a majority of the directors then in office. The limitations on the ability of our stockholders to remove directors and fill vacancies could make it more difficult for a third-party to acquire, or discourage a third-party from seeking to acquire, control of us.

Action by Stockholders

Our certificate of incorporation provides that stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. This may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) by or at the direction of the Board of Directors, (2) pursuant to our notice of meeting or (3) by a stockholder who was a stockholder of record at the time of provision of notice, at the record date and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the special meeting has been called in accordance with our bylaws for the purposes of electing directors, by a stockholder who was a stockholder of record at the time of provision of notice, at the record date and at the time of the meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Delaware Anti-Takeover Law

The DGCL contains provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These measures may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders. We believe, however, that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because the negotiation of such proposals may improve their terms.

We are subject to the provisions of Section 203 of the DGCL regulating corporate takeovers. In general, these provisions prohibit a Delaware corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder, unless:

•                  prior to such time, the board of directors approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•                  upon consummation of the transaction that resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•                  at or subsequent to such time, the business combination is approved by the board of directors and authorized at a meeting of stockholders, by at least two-thirds of the outstanding voting stock that is not owned by the interested stockholder.

Section 203 of the DGCL defines “business combination” to include the following:

•                  any merger or consolidation involving the corporation and the interested stockholder;

•                  any sale, transfer, pledge or other disposition (in one transaction or a series of transactions) of 10% or more of either the aggregate market value of all the assets of the corporation or the aggregate market value of all the outstanding stock of the corporation involving the interested stockholder;

•                  subject to certain exceptions, any transaction that results in the issuance or transfer by the corporation of any stock of the corporation to the interested stockholder;

•                  any transaction involving the corporation that has the effect of increasing the proportionate share of the stock of any class or series of the corporation owned by the interested stockholder; or

•                  the receipt by the interested stockholder of the benefit of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation.

In general, Section 203 of the DGCL defines an interested stockholder as any entity or person beneficially owning 15% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons.

The statute could prohibit or delay mergers or other takeover or change in control attempts and, accordingly, may discourage attempts to acquire us.

Our Board of Directors may choose to adopt a resolution exempting from Section 203 of the DGCL any business combination between us and any other person, subject to prior approval of such business combination by our Board of Directors, including approval by a majority of our independent directors.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the DGCL or any provision of our certificate of incorporation or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Exclusive Forum

Our certificate of incorporation and bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (1) any derivative action or proceeding brought on behalf of the Company, (2) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (3) any action asserting a claim arising pursuant to any provision of the DGCL, our certificate of incorporation or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (4) any action asserting a claim governed by the internal affairs doctrine will be a federal or state court located in the state of Delaware. Any person or entity purchasing or otherwise acquiring any interest in shares of our capital stock will be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by U.S. mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid. Our certificate of incorporation includes this provision so that we can respond to litigation more efficiently, reduce the costs associated with our responses to such litigation, particularly litigation that might otherwise be brought in multiple forums, and make it less likely that plaintiffs’ attorneys will be able to employ such litigation to coerce us into otherwise unjustified settlements. However, this exclusive forum provision may limit a stockholder’s ability to bring a claim in a judicial forum that such stockholder believes is favorable for disputes with us or our directors, officers or other employees, if any, and may discourage lawsuits against us and our directors, officers or other employees, if any. Alternatively, if a court were to find such provision inapplicable or unenforceable in an action, we may incur additional costs associated with resolving such matters in other jurisdictions, which could adversely affect our business, financial condition and results of operations.

DIVIDEND REINVESTMENT PLAN

The information in “Dividend Reinvestment Plan” in Part II, Item 5 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

CUSTODIAN, TRANSFER AND PAYING AGENT AND SECURITY REGISTRAR

Securities we hold in connection with our investments are held under a custody agreement by State Street Bank and Trust Company (“State Street”). We have also engaged State Street to serve as our transfer agent, distribution paying agent and registrar.  State Street’s address is: 100 Summer Street, Floor 5, Boston, Massachusetts 02110. U.S. Bank Trust Company, National Association acts as our paying agent and security registrar with respect to the Notes, and its address is: 100 Wall Street, 6th Floor, New York, New York 10005.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by the Board of Directors, if any, the Adviser will be primarily responsible for the execution of any publicly traded securities portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Certain legal matters with respect to the validity of the Exchange Notes offered by this prospectus have been passed upon for us by Dechert LLP, Washington, D.C.

EXPERTS

The consolidated financial statements of the Company and its consolidated subsidiaries at December 31, 2021 and 2020, incorporated by reference to the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information is available free of charge by calling us at (212) 761-4000 or by email at msdl@morganstanley.com. The SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available free of charge on the SEC’s Internet website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by sending a request by email to: publicinfo@sec.gov.

All requests for information, including copies of documents incorporated by reference into this registration statement, should be directed to:

Investor Relations

Morgan Stanley Direct Lending Fund

1585 Broadway, 39th Floor

New York, NY 10036

(212) 761-4000

msdl@morganstanley.com

We do not maintain a separate investor relations-dedicated website.

INCORPORATION BY REFERENCE

We incorporate by reference the documents listed below. The information that we incorporate by reference is considered to be part of this prospectus. Specifically, we incorporate by reference:

•                  our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 18, 2022;

•                  our Definitive Proxy Statement on Schedule 14A filed with the SEC on April 14, 2022 (to the extent incorporated by reference into our Annual Report on Form 10-K); and

•                  our Current Reports on Form 8-K filed with the SEC on January 5, 2022, January 21, 2022, February 4, 2022, February 8, 2022, and February 11, 2022; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K is not incorporated by reference in this prospectus.

Any statement contained herein or in a document, all or a portion of which is incorporated by reference herein, will be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any subsequently filed document that also is incorporated by reference herein modifies or supersedes such statement. Any such statements so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this prospectus.

You may obtain copies of these documents, at no cost to you, by writing or telephoning us at the following address:

Morgan Stanley Direct Lending Fund
1585 Broadway, 39th Floor

New York, NY 10036

(212) 761-4000

msdl@morganstanley.com

PART C

OTHER INFORMATION

Item 15. Indemnification.

The information in “Provisions of the DGCL and Our Certificate of Incorporation and Bylaws—Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses” in Exhibit 4.1 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 is incorporated herein by reference.

Item 16. Exhibits.

Exhibit	Description

1	Form of Certificate of Incorporation(1)

2	Form of Bylaws(1)

3	Not applicable

4	Not applicable

5(a)	Description of Securities(1)

5(b)	Indenture, dated as of February 11, 2022, by and between the Company and U.S. Bank Trust Company, National Association, as trustee(2)

5(c)	First Supplemental Indenture, dated as of February 11, 2022, relating to the 4.500% Notes due 2027, by and between the Company and U.S. Bank Trust Company, National Association, as trustee(3)

5(d)	Form of 4.500% Notes due 2027(3)

5(e)

Registration Rights Agreement, dated as of February 11, 2022, relating to the 4.500% Notes due 2027, by and among the Company and SMBC Nikko Securities America, Inc., J.P. Morgan Securities LLC, MUFG Securities Americas Inc. and Truist Securities, Inc., as the representatives of the Initial Purchasers(4)

6(a)	Form of Investment Advisory Agreement(1)

6(b)	Form of Waiver Letter Agreement to the Investment Advisory Agreement(1)

7	Not applicable

8	Not applicable

9	Form of Custody Agreement(1)

10	Not applicable

11	Opinion and Consent of Dechert LLP*

12	Opinion and Consent of Dechert LLP supporting tax matters and consequences to Noteholders discussed in the prospectus (incorporated by reference to Exhibit 11 hereto)*

13(a)	Form of Administration Agreement(1)

13(b)	Form of License Agreement(1)

13(c)	Form of Indemnification Agreement(1)

13(d)	Dividend Reinvestment Plan(1)

13(e)	Form of Subscription Agreement(1)

13(f)	Credit Agreement, dated as of December 31, 2019, among Morgan Stanley Direct Lending Fund, CIBC Bank USA, as administrative agent, and the various financial institutions party thereto(5)

13(g)

Amendment No. 1 to Credit Agreement and Lender Joinder, dated as of February 3, 2020, among Morgan Stanley Direct Lending Fund, CIBC Bank USA, as administrative agent, and the financial institutions party thereto(6)

13(h)

Amendment No. 2 to Credit Agreement and Lender Joinder, dated as of November 17, 2020, among Morgan Stanley Direct Lending Fund, CIBC Bank USA, as administrative agent, and the financial institutions party thereto(7)

13(i)

Revolving Credit and Security Agreement, dated as of October 14, 2020, among DLF Financing SPV LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent and lender, Morgan Stanley Direct Lending Fund, as equityholder and servicer, and U.S. Bank National Association, as collateral agent(8)

13(j)	Purchase and Sale Agreement, dated as of October 14, 2020, between DLF Financing SPV LLC, as purchaser, and Morgan Stanley Direct Lending Fund, as seller(8)

13(k)

Amendment No. 1 to Revolving Credit and Security Agreement, dated as of December 11, 2020, among DLF Financing SPV LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent and lender, Morgan Stanley Direct Lending Fund, as equity holder and servicer, and U.S. Bank National Association, as collateral agent(9)

13(l)

Amendment No. 2 to Revolving Credit and Security Agreement, dated as of March 2, 2021, among DLF Financing SPV LLC, as borrower, the lenders from time to time parties thereto, BNP Paribas, as administrative agent and lender, Morgan Stanley Direct Lending Fund, as equity holder and servicer, and U.S. Bank National Association, as collateral agent(10)

13(m)

Senior Secured Revolving Credit Agreement, dated as of July 16, 2021, among Morgan Stanley Direct Lending Fund, as Borrower, the Lenders and Issuing Banks party thereto, Truist Bank, as Administrative Agent, and Truist Securities, Inc., as Joint Lead Arranger and Sole Book Runner(11)

13(n)

Amendment No. 1 to Senior Secured Revolving Credit Agreement, dated as of December 3, 2021, among Morgan Stanley Direct Lending Fund, as Borrower, the Lenders and Issuing Banks party thereto, Truist Bank, as Administrative Agent, and Truist Securities, Inc., as Joint Lead Arranger and Sole Book Runner(14)

13(o)	Letter Re: Reduction of Commitment for Credit Facility for Morgan Stanley Direct Lending Fund, dated as of January 14, 2022(12)

13(p)

Amendment No. 4 to Credit Agreement and Limited Waiver, dated as of February 3, 2022, among Morgan Stanley Direct Lending Fund, CIBC Bank USA, as administrative agent, and the financial institutions party thereto(13)

14(a)	Consent of Deloitte & Touche LLP*

14(b)	Report of Deloitte & Touche LLP regarding the senior securities table contained herein*

15	Not applicable

16	Power of Attorney* (Included on signature page hereto)

17(a)	Statement of Eligibility on Form T-1 of U.S. Bank Trust Company, National Association, as trustee*

17(b)	Form of Letter of Transmittal*

18	Filing Fees Table*

*	Filed herewith

(1)	Incorporated by reference to the Company’s Form 10-12G/A filed by the Company on November 19, 2019 (File No. 000-56098)

(2)	Incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, filed by the Company on February 11, 2022 (File No. 814-01332)

(3)	Incorporated by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K, filed by the Company on February 11, 2022 (File No. 814-01332)

(4)	Incorporated by reference to Exhibit 4.4 to the Company’s Current Report on Form 8-K, filed by the Company on February 11, 2022 (File No. 814-01332)

(5)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on January 7, 2020 (File No. 814-01332)

(6)	Incorporated by reference to Exhibit 10.10 to the Company’s Annual Report on Form 10-K, filed by the Company on March 20, 2020 (File No. 814-01332)

(7)	Incorporated by reference to Exhibit 10.11 to the Company’s Annual Report on Form 10-K, filed by the Company on March 19, 2021 (File No. 814-01332)

(8)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on October 20, 2020 (File No. 814-01332)

(9)	Incorporated by reference to Exhibit 10.14 to the Company’s Annual Report on Form 10-K, filed by the Company on March 19, 2021 (File No. 814-01332)

(10)	Incorporated by reference to Exhibit 10.15 to the Company’s Annual Report on Form 10-K, filed by the Company on March 19, 2021 (File No. 814-01332)

(11)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on July 22, 2021 (File No. 814-01332)

(12)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on January 21, 2022 (File No. 814-01332)

(13)	Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed by the Company on February 4, 2022 (File No. 814-01332)

(14)	Incorporated by reference to Exhibit 10.17 to the Company's Annual Report on Form 10-K, filed by the Company on March 18, 2022 (File no. (File No. 814-01332)

Item 17. Undertakings.

(1)         The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment will be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time will be deemed to be the initial bona fide offering of them.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in New York, New York on the 6th day of May, 2022.

MORGAN STANLEY DIRECT LENDING FUND

By	/s/ Jeffrey S. Levin
Jeffrey S. Levin
Director and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jeffrey S. Levin and Orit Mizrachi each as true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and her and in his and her name, respectively, place and stead, in any and all capacities to sign any and all amendments to this Registration Statement (including, without limitation, post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney-in-fact and agent the full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as to all intents and purposes as either of them might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute, may lawfully do or cause to be done by virtue hereof.

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated:

Dated: May 6, 2022	By:	/s/ Jeffrey S. Levin
Jeffrey S. Levin
Director and Chief Executive Officer (Principal Executive Officer)

Dated: May 6, 2022	By:	/s/ Venugopal Rathi
Venugopal Rathi
Chief Financial Officer
(Principal Financial and Accounting Officer)

Dated: May 6, 2022	By:	/s/ David Miller
David Miller
Chairman of the Board of Directors

Dated: May 6, 2022	By:	/s/ Joan Binstock
Joan Binstock
Director

Dated: May 6, 2022	By:	/s/ Bruce Frank
Bruce Frank
Director

Dated: May 6, 2022	By:	/s/ Kevin Shannon
Kevin Shannon
Director

Dated: May 6, 2022	By:	/s/ Adam Metz
Adam Metz
Director